UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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FIRST INTERSTATE BANCSYSTEM, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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FIRST INTERSTATE BANCSYSTEM, INC.
401 North 31st Street
P.O. Box 30918
Billings, Montana 59116-0918
(406) 255-5390

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Date:	Friday, March 5, 2010

Time:	8:00 a.m., Mountain Standard Time

Place:	First Interstate Bank, Lower Level Conference Room 401 North 31st Street Billings, Montana 59101

Purposes:	To approve our Amended and Restated Articles of Incorporation, which will effect the following proposed amendments to our existing Restated Articles of Incorporation, or Existing Articles:

Proposal No. 1. To approve an amendment to our Existing Articles to recapitalize our common stock as follows:
(i) redesignate our existing common stock as Class B common stock, with five votes per share, which upon transfer, except for certain permitted transfers, would automatically convert into shares of Class A common stock; (ii) increase the number of authorized shares of Class B common stock to 100,000,000 shares; and (iii) create a new class of common stock designated as Class A common stock, with one vote per share, consisting of 100,000,000 shares.

Proposal No. 2. To approve an amendment to our Existing Articles to effect a forward stock split ranging from 3:1 to 5:1 shares of Class B common stock.

Proposal No. 3. To approve an amendment to our Existing Articles to require the approval of the greater of (a) a majority of the voting power of the issued and outstanding shares of capital stock then entitled to vote on such transaction, voting together as a single class, and (b) 66 2/3% of the voting power of the shares of capital stock present in person or represented by proxy at a shareholder meeting called to consider such transaction, and entitled to vote thereon, voting together as a single class, to effect any change of control transaction.

Proposal No. 4. To approve an amendment to our Existing Articles, consistent with other public companies, to limit the personal liability of directors to the fullest extent permitted by Montana law.

Proposal No. 5. To approve an amendment to our Existing Articles to provide for indemnification of our directors and officers to the fullest extent permitted by Montana law.

Who Can Vote:	Holders of record of our common stock at the close of business on

February 17, 2010.

How You Can Vote:	You may vote by attending the meeting in person, or you may vote by marking, signing, and mailing a proxy to us.
Whether or not you plan to attend the special meeting, please complete, sign, date and return a proxy to us. You may return by mail the proxy included with this Notice of Special Meeting and accompanying Proxy Statement or you may download a proxy from the website referred to in the accompanying Notice of Internet Availability of Proxy Materials.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Thomas W. Scott
Thomas W. Scott
Chairman of the Board of Directors
Billings, Montana
February 22, 2010

YOUR VOTE IS IMPORTANT. TO VOTE YOUR SHARES, PLEASE MARK, SIGN AND DATE THE PROXY THAT IS ENCLOSED HEREWITH OR THAT YOU MAY DOWNLOAD FROM THE WEBSITE REFERRED TO IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

PROXY STATEMENT
FOR
A SPECIAL MEETING OF SHAREHOLDERS
OF
FIRST INTERSTATE BANCSYSTEM, INC.

Solicitation Information
This Proxy Statement and the accompanying proxy are being mailed to our shareholders and also being made available to shareholders on the Internet at www.mimics.com/FirstInterstate on or about February 22, 2010. Our Board of Directors is soliciting your proxy to vote your shares at a special meeting of shareholders to be held on March 5, 2010. The Board of Directors is soliciting your proxy to give all shareholders the opportunity to vote on matters that will be presented at the special meeting. This proxy statement provides you with information on these matters to assist you in voting your shares.
In addition to mailing our proxy materials to shareholders, we are posting these materials on the Internet in accordance with the Securities and Exchange Commission, or SEC, e-proxy rules, as explained in the accompanying Notice of Internet Availability of Proxy Materials, or Notice. All shareholders will have the ability to access the proxy materials on the website referred to above and in the Notice in addition to receiving hard copies. Instructions on how to access the proxy materials on the Internet may be found in the Notice. Instructions on how to download a proxy for voting at the special meeting is also contained in the Notice.
When we refer to “we,” “our,” and “us” in this proxy statement, we mean First Interstate BancSystem, Inc. and our consolidated subsidiaries, unless the context indicates that we refer only to the parent company, First Interstate BancSystem, Inc.
What is a proxy?
A proxy is your legal designation of another person to vote on your behalf. By completing and returning the enclosed form of proxy, you are giving the persons designated in the proxy the authority to vote your shares in the manner you indicate on the form of proxy.
Why did I receive more than one form of proxy?
You will receive multiple proxies if you hold your shares in different ways (e.g., joint tenancy, trusts, and custodial accounts) or in multiple accounts. If your shares are held by a broker or trustee, you will receive your proxy card or other voting information from your broker or trustee, and you should return your proxy card to your broker or trustee. You should vote on and sign each proxy card you receive.
Who pays the cost of this proxy solicitation?
We pay the costs of soliciting proxies. Upon request, we will reimburse brokers, banks, trusts and other nominees for reasonable expenses incurred by them in forwarding proxy materials to “beneficial” owners of our common stock.

Is this proxy statement the only way that proxies are being solicited?
In addition to these proxy materials, certain of our directors, officers and employees may solicit proxies by telephone, facsimile, e-mail or personal contact. They will not be specifically compensated for doing so.
Voting Information
Who is qualified to vote?
You are qualified to receive notice of and to vote at the special meeting if you own shares of our common stock at the close of business on our record date of February 17, 2010.
How many shares of common stock may vote at the special meeting?
As of the record date, there were 7,825,466 shares of our common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter presented.
Is there a quorum requirement?
For the special meeting to be valid, there must be a quorum present. A quorum requires that more than 50% of the outstanding shares of our common stock be represented at the meeting, whether in person or by proxy.
What is the difference between a “shareholder of record” and other “beneficial” holders?
These terms describe how your shares are held. If your shares are registered directly in your name, you are a “shareholder of record.” If your shares are held in the name of a broker, bank, trust or other nominee as a custodian, you are a “beneficial” holder.
How do I vote my shares?
If you are a “shareholder of record,” you can vote your proxy:
•	by mailing in the form of proxy that is enclosed herewith or that you may download from the website referred to in the Notice; or

•	by designating another person to vote your shares with your own form of proxy.
Please refer to the specific instructions set forth on the proxy.
If you are a “beneficial” holder, your broker, bank, trust or other nominee will provide you with materials and instructions for voting your shares.
Can I vote my shares in person at the special meeting?
If you are a “shareholder of record,” you may vote your shares in person at the special meeting. If you are a “beneficial” holder, you must obtain a proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the special meeting.

What is the Board of Directors’ recommendation on how I should vote my shares?
Proposal 1 — The Board of Directors recommends that you vote your shares FOR the approval of the proposal to amend our Existing Articles to recapitalize our common stock as follows: (i) redesignate our existing common stock as Class B common stock, with five votes per share, which upon transfer, except for certain permitted transfers, would automatically convert into shares of Class A common stock; (ii) increase the number of authorized shares of Class B common stock to 100,000,000 shares; and (iii) create a new class of common stock designated as Class A common stock, with one vote per share, consisting of 100,000,000 shares.
Proposal 2 — The Board of Directors recommends that you vote your shares FOR the approval of the proposal to amend our Existing Articles to effect a forward stock split ranging from 3:1 to 5:1 shares of Class B common stock.
Proposal 3 — The Board of Directors recommends that you vote your shares FOR the approval of the proposal to amend our Existing Articles to require the approval of the greater of (a) a majority of the voting power of the issued and outstanding shares of capital stock then entitled to vote on such transaction, voting together as a single class, and (b) 66 2/3% of the voting power of the shares of capital stock present in person or represented by proxy at a shareholder meeting called to consider such transaction, and entitled to vote thereon, voting together as a single class, to effect any change of control transaction.
Proposal 4 — The Board of Directors recommends that you vote your shares FOR the approval of the proposal to amend our Existing Articles, consistent with other public companies, to limit the personal liability of directors to the fullest extent permitted by Montana law.
Proposal 5 — The Board of Directors recommends that you vote your shares FOR the approval of the proposal to amend our Existing Articles to provide for indemnification of our directors and officers to the fullest extent permitted by Montana law.
What are my choices when voting?
You may cast your vote in favor of approving all or any of the proposals that will amend our Existing Articles or you may vote against approving all or any of the proposals that will amend our Existing Articles.
How would my shares be voted if I do not specify how they should be voted?
If you sign and return your proxy without indicating how you want your shares to be voted, the proxies appointed by the Board of Directors will vote your shares FOR approval of all the proposals to amend our Existing Articles.
How are votes withheld, abstentions and broker non-votes treated?
Votes withheld and abstentions are deemed as “present” at the special meeting, are counted for quorum purposes, and will have the same effect as a vote against a matter. Broker non-votes, if any, while counted for general quorum purposes, are not deemed to be “present” with respect to any matter for which a broker does not have authority to vote.

Can I change my vote after I have mailed in my proxy?
You may revoke your proxy by doing one of the following:
•	sending a written notice of revocation to our secretary that is received prior to the special meeting, stating that you revoke your proxy;

•	signing a later-dated proxy and submitting it so that it is received prior to the special meeting in accordance with the instructions included in the proxy(s); or

•	attending the special meeting and voting your shares in person (attendance alone will not revoke a proxy).
What vote is required?
To be approved by our shareholders, the proposals to amend our Existing Articles must receive the affirmative vote of a majority of the outstanding shares of our common stock.
Who will count the votes?
Representatives from First Interstate Bank’s audit department will count the votes and serve as our inspectors of election. The inspectors of election will be present at the special meeting.
What if I have further questions?
If you have any further questions about voting your shares or attending the special meeting, please contact our secretary, Carol Stephens Donaldson, at (406) 255-5378, or e-mail: carol.donaldson@fib.com.

PROPOSED AMENDMENTS TO OUR RESTATED ARTICLES OF INCORPORATION

If approved, the following Proposals No. 1 through 5 will each result in an amendment to our Existing Articles. The adoption of one proposal is not conditioned on the adoption of any other proposal. If all five proposals are approved by our shareholders, then we will adopt the proposed Amended and Restated Articles of Incorporation in their entirety, in the form attached hereto as Annex A. If less than all of the five proposals are approved by our shareholders, then we will adopt only those amendments to our Existing Articles that have been approved. If any of the following proposals are approved by our shareholders, either in addition to the other proposed amendments or by itself, we will file Amended and Restated Articles of Incorporation with the Montana Secretary of State, which will include only the amendments approved by our shareholders at the special meeting, promptly after the special meeting. Such Amended and Restated Articles of Incorporation will become effective upon filing with the Montana Secretary of State and the occurrence of the effective time specified at the time of such filing.
Contemplated Initial Public Offering
On January 15, 2010, we filed a registration statement with the SEC for a proposed initial public offering of shares of Class A common stock. The registration statement currently contemplates that shares of Class A common stock will be sold by the company and certain selling shareholders in the offering. We will not receive any proceeds from the sale of Class A common stock that may be sold by selling shareholders.
The registration statement registers a maximum aggregate offering price of Class A common stock to be sold in the proposed initial public offering of $115.0 million. This aggregate amount includes all shares of Class A common stock to be sold in the offering by us and any selling shareholders, and may be changed prior to commencement of the offering. The number of shares of Class A common stock to be sold by us in the proposed initial public offering and the initial public offering price of the Class A common stock will be negotiated by a special pricing committee of our Board of Directors and Barclays Capital Inc., as representative of the underwriters named in the registration statement. Therefore, the amount of consideration we may receive pursuant to the offering has not yet been determined. We intend to list the Class A common stock on the NASDAQ Stock Market under the symbol “FIBK.”
We intend to use the net proceeds from the proposed initial public offering to support our long-term growth, repay variable rate term notes issued under our syndicated credit agreement and for general corporate purposes, including potential strategic acquisitions. We have not designated the amount of net proceeds we will use for any particular purpose, other than repayment of the entire balance of our variable rate term notes, which was $33.9 million as of December 31, 2009.
Our Board of Directors has determined that the amendments to the Existing Articles included in Proposals No. 1 through 5 are necessary and appropriate in connection with the proposed initial public offering. Certain members of the Scott family, who collectively hold more than a majority of our existing common stock, have indicated they intend to vote for Proposals No. 1 through 5, thereby assuring approval and adoption of such proposals by the shareholders. Even if all of the proposed amendments to our Existing Articles are approved and adopted, however, there can be no assurance that we will be successful in consummating the initial public offering.
The proposed initial public offering will be made by means of a prospectus. The securities to be included in the offering may not be sold nor may offers to buy be accepted prior to the time the registration statement filed with the SEC becomes effective. Nothing contained in this proxy statement constitutes an offer to sell or the solicitation of an offer to buy nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
This proxy statement contains forward-looking statements regarding our proposed initial public offering. These statements involve known and unknown risks that are difficult to predict, including future market conditions and other factors. Therefore, actual events may differ materially from those expressed in or implied by these forward-looking statements. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
1.     Proposal No. 1: Amendment to our Existing Articles to recapitalize our common stock.
Purpose and Effects of Proposal No. 1
Our Existing Articles currently provide for one class of common stock. If we proceed with the initial public offering, the ownership of our company by existing shareholders, including the Scott family, will be diluted and, depending on the number of shares sold in the offering by us and the selling shareholders to be named in the registration statement, it is possible the Scott family could own less than a majority of the outstanding shares of common stock.
Our Board of Directors has determined that maintaining current control by existing shareholders and the Scott family is critical in retaining our community banking model and practices, our existing corporate values, principles and strategic vision, and our commitment to the communities we serve. Thus, on January 12, 2010, our Board of Directors approved the proposed recapitalization of our common stock to include a dual class structure that provides for two classes of common stock. As discussed below, this structure would allow existing shareholders, including members of the Scott family, to retain more than 50% voting control of our company (through ownership of “high vote” shares of Class B common stock) even though their economic ownership may be less than 50%.
Under the proposed recapitalization of our common stock, we intend to amend our Existing Articles to provide for two classes of common stock: Class A common stock, which will have one vote per share; and Class B common stock, which will have five votes per share. If our shareholders approve Proposal No. 1, our existing common stock will be redesignated as Class B common stock, and current holders of our common stock will automatically become holders of the Class B common stock.
The proposed recapitalization also includes an increase in the number of authorized shares of Class B common stock to 100,000,000 shares, no par value per share, and the authorization of 100,000,000 shares of Class A common stock, no par value per share. We are proposing to create the Class A common stock in order to have sufficient shares to effect the contemplated initial public offering of our Class A common stock and any subsequent public offerings of such stock. We are proposing the recapitalization and dual class structure in order to ensure that upon the successful completion of the offering, our principal shareholders, including members of the Scott family, will be able to retain voting control of our company and be able to determine virtually all matters submitted to shareholders, including potential change in control transactions.

As noted above, we intend to list the Class A common stock for trading on the NASDAQ Stock Market upon completion of the offering. The Class B common stock will not be listed on the NASDAQ Stock Market or any other exchange. At any time, a holder of Class B common stock may convert his or her shares into shares of Class A common stock on a share-for-share basis. The shares of Class B common stock will be automatically converted into shares of Class A common stock on a share-for-share basis upon any transfer of the Class B common stock, except for certain permitted transfers discussed below. The shares of Class B common stock will also be automatically converted into shares of Class A common stock on a share-for-share basis when the aggregate number of shares of Class B common stock is less than 20% of the aggregate number of shares of our then outstanding Class A common stock and Class B common stock combined.
Except for the voting and conversion rights identified above, the rights of the two classes of our common stock will be identical. The rights of the Class A common stock and Class B common stock are discussed in greater detail below.
In the proposed initial public offering, a number of shareholders will be required to enter into lock-up agreements containing certain transfer restrictions. These agreements will generally prevent such shareholders, consisting of the seventeen directors and five executive officers of First Interstate BancSystem, Inc., together with certain members of the Scott family and other holders of sizeable positions of our common stock, from selling any shares of Class A common stock or Class B common stock for a period of six months following the offering.
Holders of our existing common stock are generally required to enter into shareholder agreements that contain transfer restrictions with respect to the common stock. If Proposal No. 1 is approved by our shareholders and we successfully complete the proposed initial public offering, future holders of our common stock will not be required to enter into existing or similar shareholder agreements. Except for the shareholder agreement that exists among Scott family members, which agreement may be amended or replaced in contemplation of the initial public offering, all existing shareholder agreements will, by their own terms, terminate upon the successful completion of the proposed initial public offering.
Dividends. The holders of our Class A common stock and Class B common stock will be entitled to share equally in any dividends that the Board of Directors may declare from time to time from legally available funds, subject to limitations under applicable law and the preferential rights of holders of any outstanding shares of preferred stock. In addition, we must be in compliance with the covenants in our various debt agreements in order to pay dividends. If a dividend is paid in the form of shares of common stock or rights to acquire shares of common stock, the holders of Class A common stock will be entitled to receive Class A common stock, or rights to acquire Class A common stock, as the case may be, and the holders of Class B common stock will be entitled to receive Class B common stock, or rights to acquire Class B common stock, as the case may be.
Liquidation. Upon any voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of our company, the holders of our Class A common stock and Class B common stock are entitled to share equally, on a per share basis, in all our assets available for distribution, after payment to creditors and subject to any prior distribution rights granted to holders of any outstanding shares of preferred stock.
Voting. The holders of our Class A common stock will be entitled to one vote per share and the holders of our Class B common stock will be entitled to five votes per share on any matter to be voted upon by the shareholders. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters (including the election of directors) submitted to a vote of shareholders, unless otherwise required by law. The holders of common stock will not be entitled to cumulative voting rights with respect to the election of directors, which means that the holders of a majority of the voting power of the shares voted can elect all of the directors then standing for election.
Conversion. Our Class A common stock will not be convertible into any other shares of our capital stock.
Each share of Class B common stock will be convertible at any time, at the option of the holder, into one share of Class A common stock. Each share of Class B common stock will automatically be converted on a share-for-share basis upon any sale, assignment or other transfer, except for permitted transfers as set forth in our proposed Amended and Restated Articles of Incorporation. In general, permitted transfers consist of transfers to the holder’s spouse, certain of the holder’s relatives, the trustees of certain trusts established for their benefit, corporations, limited liability companies and partnerships wholly-owned by the holders and their relatives, the holder’s estate and other holders of Class B common stock who are members of the Scott family. Furthermore, the Class B common stock will not be listed on the NASDAQ Stock Market or any other exchange. Therefore, no trading market is expected to develop in the Class B common stock.
All shares of Class B common stock will convert automatically into shares of Class A common stock if, on any record date for determining the shareholders entitled to vote at an annual or special meeting of shareholders, the total number of shares of Class B common stock is less than 20% of the aggregate number of shares of our then outstanding Class A common stock and Class B common stock combined.
Once converted into Class A common stock, the Class B common stock cannot be reissued. No class of common stock may be subdivided or combined unless the other class of common stock concurrently is subdivided or combined in the same proportion and in the same manner.
Other than in certain situations discussed below under the heading “Other Provisions,” we will not be authorized to issue additional shares of Class B common stock following the recapitalization.
Preemptive or Similar Rights. Neither Class A common stock nor Class B common stock will have any preemptive rights.
Preferred Stock. Our Board of Directors is authorized, without approval of the holders of common stock, to provide for the issuance of preferred stock from time to time in one or more series in such number and with such designations, preferences, powers and other special rights as may be stated in the resolution or resolutions providing for such preferred stock. Our Board of Directors may cause us to issue preferred stock with voting, conversion and other rights that could adversely affect the holders of the common stock or make it more difficult to effect a change in control.
In connection with the acquisition of First Western Bank in January 2008, our Board of Directors authorized the issuance of the Series A Preferred Stock, which ranks senior to our common stock and to all equity securities issued by us with respect to dividend and liquidation rights. The Series A Preferred Stock has no voting rights, other than with respect to (i) the creation or issuance of equity securities on a parity with or senior to the Series A Preferred Stock, (ii) any amendment to our articles of incorporation that materially and adversely affects any right of the Series A Preferred Stock, or (iii) the right to elect directors in the limited situation described below. Holders of the Series A Preferred Stock are entitled to receive, when and if declared by the Board of Directors, noncumulative cash dividends at an annual rate of $675 per share (based on a 360 day year). In the event dividends are not paid for three consecutive quarters, the Series A Preferred Stock holders are entitled to elect two members to our Board of Directors, but do not otherwise have the right to elect directors. The Series A Preferred Stock is subject to indemnification obligations and set-off rights pursuant to the purchase agreement entered into at the time of the First Western acquisition. We may, at our option, redeem all or any part of the outstanding Series A Preferred Stock at any time after January 10, 2013, subject to certain conditions, at a price of $10,000 per share plus accrued but unpaid dividends at the date fixed for redemption. The Series A Preferred Stock may be redeemed prior to January 10, 2013 only in the event we are entitled to exercise our set-off rights pursuant to the First Western purchase agreement. After January 10, 2018, the Series A Preferred Stock may be converted, at the option of the holder, into shares of our common stock (or Class B common stock if the proposed Amended and Restated Articles of Incorporation are approved) at a ratio of 80 shares (prior to giving effect to the forward stock split discussed in Proposal No. 2 below) of common stock (or Class B common stock if the proposed Amended and Restated Articles of Incorporation are approved) for every one share of Series A Preferred Stock.
Anti-Takeover Effects
The recapitalization of our common stock and creation of a dual class structure could have the effect of delaying or preventing a change of control of the company. These measures could discourage persons from attempting to gain control because of the ability of the holders of the Class B common stock to maintain voting control provided the outstanding shares of Class B common stock constitute 20% or more of the total outstanding shares of Class A common stock and Class B common stock combined.
The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could also have the effect of delaying or preventing a change of control of the company without further action by the shareholders. Shares of authorized and unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change of control more difficult, and therefore less likely. The additional authorized shares could be used to discourage persons from attempting to gain control by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in a potential takeover scenario.
In addition, the increased number of shares authorized by the proposed amendment could permit the Board of Directors to issue common stock to persons supportive of management’s position. Such persons might then be in a position to vote to prevent or delay a proposed business combination that is deemed unacceptable to the Board of Directors, although perceived to be desirable by some shareholders. Any such issuance could provide management with a means to block any vote that might be used to effect a business combination in accordance with the Amended and Restated Articles of Incorporation. The amendment to our Existing Articles included in Proposal No. 3 may also have anti-takeover effects, if approved. See “Purpose and Effects of Proposal No. 3 — Anti-takeover Effects.”
Other Provisions
Our proposed Amended and Restated Articles of Incorporation prohibit the issuance of any additional shares of Class B common stock following the recapitalization, unless we first obtain the approval of the holders of a majority of the shares of Class A common stock and Class B common stock, each voting as a separate class, except as follows: (i) shares of Class B common stock issued or issuable to officers, directors, consultants or employees of the company pursuant to outstanding awards granted under our existing stock option, restricted stock and similar plans, (ii) shares of Class B common stock issued or issuable upon conversion of our existing Series A Preferred Stock, and (iii) shares of Class B common stock issued or issuable in connection with dividends and distributions, subdivisions or combinations, or reorganizations, reclassifications, mergers or consolidations as provided for in our Amended and Restated Articles of Incorporation.

Tax Effects of the Recapitalization
We have been advised that the proposed recapitalization will result in no gain or loss or realization of taxable income to owners of common stock under existing United States federal income tax laws. The tax basis of each new share of Class B common stock resulting from the redesignation will be the same as it was for each share of common stock held immediately before the recapitalization. Each new share will be deemed to have been acquired at the same time as the original share with respect to which the new share was issued. The laws of jurisdictions other than the United States may impose income taxes on the issuance of the additional shares.
Shareholders should seek advice from their own independent tax advisor based on the shareholder’s particular circumstances.
Additional Effects of the Recapitalization
The recapitalization will institute a new class of common stock, Class B common stock, which will permit existing shareholders, including members of the Scott Family, to retain voting control of the company while having their economic ownership percentage diluted by the contemplated initial public offering and sale of our Class A common stock.
Upon the effectiveness of the recapitalization, appropriate adjustments will be made to stock options awarded and to be awarded under the company’s stock options program. Under Montana law, the company’s shareholders are not entitled to dissenters’ rights with respect to the proposed amendment to the Existing Articles. Furthermore, our shareholders do not have preemptive rights, which means they do not have the right to purchase shares in any future issuance of common stock in order to maintain their proportionate equity interests in the company.
Although the Board of Directors will authorize the further issuance of common stock after the recapitalization only when it considers such issuance to be in the best interests of the Company, shareholders should recognize that any such issuance of additional stock, including in the proposed initial public offering, could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and the equity rights of holders of shares of common stock.
Issuance of New Stock Certificates or Uncertificated Shares
If Proposal No. 1 is approved and adopted, our shareholders will receive a letter of instruction from us following the special meeting of shareholders regarding replacing existing stock certificate(s). In lieu of issuing new replacement stock certificates, however, we are considering whether to adopt a system of uncertificated shares that does not require the issuance of physical stock certificates. An uncertificated share or book-entry type system has certain advantages over physical certificates to both the company and our shareholders, particularly as we prepare for the contemplated initial public offering. The letter of instruction will either provide information for exchanging certificates or information regarding uncertificated shares, if we decide to adopt such a system. The letter will also notify shareholders of the definitive stock split amount within the range described in Proposal No. 2 below.
If Proposal No. 1 is approved, your existing shares of common stock will be replaced with the number of shares of Class B common stock you are entitled to receive, after giving effect to the forward stock split discussed in Proposal No. 2 below, either in certificated or uncertificated form. Please do not destroy your existing stock certificate, and do not return such certificate to us at this time.

Recommendation of the Board of Directors
The Board of Directors has unanimously approved the recapitalization of our common stock as proposed pursuant to Proposal No. 1 and has determined that the recapitalization is in the best interests of the company and its shareholders. The Board of Directors has examined numerous financing alternatives and after due consideration has determined that a public offering and the subsequent listing of our common stock on a national securities exchange is the preferred alternative and that the recapitalization and dual class structure are necessary steps in our preparations for an initial public offering. There can be no assurances that we will be successful in completing our contemplated initial public offering or that we will decide to move forward with a public offering.

THE BOARD OF DIRECTORS RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 1

Holders of shares of existing common stock representing a majority of the voting power, present in person or represented by proxy, shall constitute a quorum. The inspector of elections appointed by the company will count all votes cast, in person or by proxy, before the closing of the polls at the meeting.
The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required to approve the proposed amendment. Any shares not voted (whether the votes are withheld or by abstention or broker non-votes) will have the effect of a vote against the proposed amendment. We expect that certain members of the Scott Family, who own more than a majority of the outstanding common stock, will vote “for” Proposal No. 1, thereby assuring approval of such proposal.
The foregoing is only a summary of certain amendments to our Existing Articles. Shareholders are encouraged to read the full text of the Amended and Restated Articles of Incorporation set forth in Annex A.
2.     Proposal No. 2: Amendment to our Existing Articles to effect a forward stock split ranging from 3:1 to 5:1 shares of Class B common stock.
Purpose and Effects of Proposal No. 2
Proposal No. 2 will amend our Existing Articles to effect a forward stock split ranging from 3:1 to 5:1 shares of our newly designated Class B common stock (currently designated as our common stock). The stock split is necessary to reduce the per share price of our Class A common stock to a more customary level for an initial public offering and an initial listing on a national securities exchange. The definitive stock split, within the foregoing range, will be determined by a special committee of our Board of Directors, consisting of Thomas W. Scott, James R. Scott and Lyle R. Knight. This committee will make its determination at or about the time of the special meeting and prior to the filing of the Amended and Restated Articles of Incorporation. Our shareholders will not pay, and we will not receive, any payment or other consideration for the additional shares that will be issued in the stock split. A shareholder’s equity interest in First Interstate BancSystem, Inc. will not increase or decrease as a result of the stock split.
Tax Effects of the Stock Split
We have been advised that the proposed stock split will result in no gain or loss or realization of taxable income to owners of common stock under existing United States federal income tax laws. The tax basis of each share of Class B common stock (currently designated as our common stock) held immediately before the stock split will be allocated pro rata to the new shares of Class B common stock distributed with respect to the original share. Each new share will be deemed to have been acquired at the same time as the original share with respect to which the new share was issued. The laws of jurisdictions other than the United States may impose income taxes on the issuance of the additional shares.
Shareholders should seek advice from their own independent tax advisor based on the shareholder’s particular circumstances.
Additional Effects of the Stock Split
Upon the effectiveness of the stock split, appropriate adjustments will be made to stock options awarded and to be awarded under the company’s stock option plans. Under Montana law, the company’s shareholders are not entitled to dissenters’ rights with respect to the proposed amendment to the Existing Articles.
Recommendation of the Board of Directors
The Board of Directors has unanimously approved the amendment proposed pursuant to Proposal No. 2 and has determined that a forward stock split is in the best interests of the company and its shareholders. The Board of Directors has determined that the stock split is a necessary step in our preparations for an initial public offering. There can be no assurances that we will be successful in completing our contemplated initial public offering or that we will decide to move forward with a public offering.

THE BOARD OF DIRECTORS RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2

Holders of shares of common stock representing a majority of the voting power, present in person or represented by proxy, shall constitute a quorum. The inspector of elections appointed by the company will count all votes cast, in person or by proxy, before the closing of the polls at the meeting.
The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required to approve the proposed amendment. Any shares not voted (whether the votes are withheld or by abstention or broker non-votes) will have the effect of a vote against the proposed amendment. We expect that certain members of the Scott Family, who own more than a majority of the outstanding common stock, will vote “for” Proposal No. 2, thereby assuring approval of such proposal.
The foregoing is only a summary of certain amendments to our Existing Articles. Shareholders are encouraged to read the full text of the Amended and Restated Articles of Incorporation set forth in Annex A.
3.     Proposal No. 3: Amendment to our Existing Articles to require the approval of the greater of (a) a majority of the voting power of the issued and outstanding shares of capital stock then entitled to vote on such transaction, voting together as a single class, and (b) 66 2/3% of the voting power of the shares of capital stock present in person or represented by proxy at a shareholder meeting called to consider such transaction, and entitled to vote thereon, voting together as a single class, to effect any change of control transaction.
Purpose and Effects of Proposal No. 3

Proposal No. 3 will amend our Existing Articles to increase the votes required to consummate a change in control transaction. Pursuant to Proposal No. 3, we will not be able to consummate a change in control transaction without obtaining the greater of (a) a majority of the voting power of the issued and outstanding shares of capital stock then entitled to vote on such transaction, voting together as a single class, and (b) 66⅔% of the voting power of the shares of capital stock present in person or represented by proxy at a shareholder meeting called to consider such transaction, and entitled to vote thereon, voting together as a single class.
As defined in the amendment proposed pursuant to Proposal No. 3, a “change in control transaction” includes (a) the sale, encumbrance or disposition of all or substantially all of our assets, (b) a merger or consolidation, other than a merger or consolidation which would result in our voting securities outstanding immediately prior to the transaction continuing to represent more than 50% of the total voting power represented by the voting securities immediately after such transaction, or (c) our issuance of voting securities representing more than 2% of the total voting power before such issuance, to any person or persons acting as a group, such that following such transactions, such group would hold more than 50% of our total voting power. Our Existing Articles do not require us to obtain super-majority shareholder approval in order to consummate a change in control transaction.
Anti-takeover Effects
The proposed amendment to our Existing Articles to increase the votes required to consummate a change in control transaction will have anti-takeover effects and could have the effect of delaying or preventing a change of control of the company. The higher voting threshold could also allow a group of minority shareholders to have veto power over a change in control transaction that may be desirable to other shareholders. The Board of Directors is not proposing this amendment in connection with any specific effort to obtain control of us. The proposed amendments would also require a sixty-six and two-third percent vote to amend the change in control supermajority voting requirement. The amendments to our Existing Articles included in Proposal No. 1 may also have anti-takeover effects, if approved. See “Purpose and Effects of Proposal No. 1 — Anti-takeover Effects.”
Recommendation of the Board of Directors
The Board of Directors has unanimously approved the amendment proposed pursuant to Proposal No. 3 and has determined that increasing the votes required to effect a change in control transaction is in the best interests of the company and its shareholders. The Board of Directors believes that the super majority standard will encourage bidders in a change in control transaction to negotiate directly with our Board of Directors and give our Board of Directors substantial bargaining leverage that will inure to the benefit of all shareholders.

THE BOARD OF DIRECTORS RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3

Holders of shares of common stock representing a majority of the voting power, present in person or represented by proxy, shall constitute a quorum. The inspector of elections appointed by the company will count all votes cast, in person or by proxy, before the closing of the polls at the meeting.
The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required to approve the proposed amendment. Any shares not voted (whether the votes are withheld or by abstention or broker non-votes) will have the effect of a vote against the proposed amendment. We expect that certain members of the Scott Family, who own more than a majority of the outstanding common stock, will vote “for” Proposal No. 3, thereby assuring approval of such proposal.
The foregoing is only a summary of certain amendments to our Existing Articles. Shareholders are encouraged to read the full text of the Amended and Restated Articles of Incorporation set forth in Annex A.
4.     Proposal No. 4: Amendment to our Existing Articles, consistent with other public companies, to limit the personal liability of directors to the fullest extent permitted by Montana law.
Purpose and Effects of Proposal No. 4
Proposal No. 4 will amend our Existing Articles to enable us to limit the personal liability of directors to the fullest extent permitted by the Montana Business Corporation Act, or the Montana Act, including any amendments to the Montana Act that further eliminates or limits the personal liability of directors. Our Existing Articles do not limit our directors from personal liability.
Pursuant to the Montana Act, a corporation may eliminate or limit the liability of a director to the corporation or its shareholders for money damages for any actions taken, or any failure to take any action, as a director, except for liability for a financial benefit by a director, to which the director is not entitled, an intentional infliction of harm on the corporation or the shareholders, a director’s vote for an unlawful distribution or an intentional violation of criminal law. If the proposed amendment is adopted, a director would not be liable to us or our shareholders in monetary damages for negligent or grossly negligent actions in the discharge of a director’s fiduciary duty. However, the director’s duty of care and duty of loyalty to us still remains, and we, and our shareholders, would retain the right to pursue equitable remedies such as an injunction or rescission of contract, although certain equitable remedies may not, as a practical matter, be available if our Board of Directors has already taken action. The proposed amendment will only apply to claims that arise against the director due to his or her role as a director, and would not apply to claims against a director in his role as an officer or employee. Furthermore, the amendment will not relieve a director from liabilities imposed on him or her under the federal securities laws.
Although we have been able to obtain insurance coverage for directors, we have generally experienced the increase in premiums and decrease in total coverage which we believe have been and are being experienced by many other corporations. Upon renewal of our insurance policies, we are exposed to renegotiation of premiums and coverage, as well as possible cancellation, in the future. The proposed amendment is designed to preserve at least a portion of the protection that our directors have had in the past if insurance coverage continues to decrease or becomes unavailable. If and to the extent that we are unable to obtain liability insurance protection at an acceptable cost, our assets and equity would be fully exposed, without benefit of insurance protection, to liabilities resulting from claims against directors formerly covered by insurance.
We have not experienced any difficulty in attracting and retaining qualified candidates to serve as directors, and the present members of the Board of Directors have been willing to serve as directors prior to the adoption of the proposed amendment regarding director liability. They have not expressed their intent to resign if this proposal is not approved by the shareholders. Nevertheless, inadequate liability protection and the uncertain availability of liability insurance poses the dangers that in the future we will be unable to attract the highly qualified directors for whom corporations compete and exposure to personal liability may adversely affect the ability of incumbent directors to make the difficult entrepreneurial decisions which are necessary in today’s highly competitive business environment. The

Board of Directors will benefit directly from the proposed amendment since it would eliminate directors’ liability to us and our shareholders for monetary damages for breaches of their fiduciary duties (subject to the limitations described above), at the potential expense of shareholders’ rights to bring actions against the directors for negligence or gross negligence in their business decisions involving the company. However, the Board of Directors believes that such protection provided by the Montana Act is a significant factor in the competition among corporations for qualified directors and is necessary in order for the company to attract qualified directors, particularly if we are successful in completing our contemplated initial public offering. Additionally, the Board of Directors believes that the diligence exercised by the directors stems primarily from their desire to act in our best interest and the best interest of our shareholders and not from a concern about monetary damage awards. Consequently, the Board of Directors believes that the level of scrutiny and care exercised by the directors will not be lessened by the amendment.
Recommendation of the Board of Directors
The Board of Directors has unanimously approved the amendment proposed pursuant to Proposal No. 4 and has determined that limiting our directors from personal liability for monetary damages from breaches of fiduciary duty is in the best interests of the company and its shareholders. The Board of Directors believes that the proposed amendment to eliminate the personal liability of directors in certain instances is necessary in order to continue to attract and retain the best directors and will ensure that we are able to adequately insure our directors at a reasonable cost. The Board of Directors has determined that it is in the best interests of the company to provide protections for such directors who, in connection with performing their duties for the company, become subject to certain actions, suits or proceedings.

THE BOARD OF DIRECTORS RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4

Holders of shares of common stock representing a majority of the voting power, present in person or represented by proxy, shall constitute a quorum. The inspector of elections appointed by the company will count all votes cast, in person or by proxy, before the closing of the polls at the meeting.
The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required to approve the proposed amendment. Any shares not voted (whether the votes are withheld or by abstention or broker non-votes) will have the effect of a vote against the proposed amendment. We expect that certain members of the Scott Family, who own more than a majority of the outstanding common stock, will vote “for” Proposal No. 4, thereby assuring approval of such proposal.
The foregoing is only a summary of certain amendments to our Existing Articles. Shareholders are encouraged to read the full text of the Amended and Restated Articles of Incorporation set forth in Annex A.
5.     Proposal No. 5: Amendment to our Existing Articles to provide for indemnification of our directors and officers to the fullest extent permitted by Montana law.
Purpose and Effects of Proposal No. 5
Proposal No. 5 will amend our Existing Articles to provide for indemnification, to the fullest extent permitted by the Montana Act, of any director or officer made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person is our director, officer, employee or agent at our request, or serves at any other enterprise in such capacity, at our request.
Our Existing Articles do not provide for indemnification of our directors and officers. Our Restated Bylaws, however, provide for the indemnification of directors and officers, including (a) the mandatory indemnification of a director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding, (b) the permissible indemnification of directors and officers if a determination to indemnify such person has been made as prescribed by the Montana Act, and (c) for the reimbursement of reasonable expenses incurred by a director or officer who is party to a proceeding in advance of final disposition of the proceeding, if the determination to indemnify has been made pursuant to the Montana Act. The proposed amendment to our Existing Articles regarding indemnification of directors and officers will be in addition to the provisions contained in our Restated Bylaws.
The Montana Act provides that a corporation may indemnify its directors and officers. In general, the Montana Act provides that a corporation must indemnify a director or officer who is wholly successful in his defense of a proceeding to which he is a party because of his status as a director or officer, unless limited by the articles of incorporation. Pursuant to the Montana Act, a corporation may indemnify a director or officer, if it is determined that the director engaged in good faith and meets certain standards of conduct. A corporation may not indemnify a director or officer under the Montana Act when a director is adjudged liable to the corporation, or when such person is adjudged liable on the basis that a personal benefit was improperly received. The Montana Act also permits a director or officer of a corporation, who is a party to a proceeding, to apply to the courts for indemnification or advancement of expenses, unless the articles of incorporation provide otherwise and the court may order indemnification or advancement of expenses under certain circumstances.
Our officers and directors may benefit from the proposed amendment since it would provide for indemnification of our officers and directors in certain instances. We are not aware of any pending or threatened claim, suit or proceeding involving any of our officers or directors to which the proposed amendment would apply. Our Board of Directors believes that such protection is a significant factor in the competition among corporations for qualified officers and directors and is necessary in order for the company to attract qualified officers and directors, particularly if we are successful in completing our contemplated initial public offering. The Board of Directors also believes that adding indemnification provisions to our Articles of Incorporation, as opposed to relying solely on the provisions of our Restated Bylaws, which may be amended by action of our Board of Directors, is desirable, as such a change will require approval of our Board of Directors and shareholders in the future to modify or remove such indemnification provisions.
Recommendation of the Board of Directors
The Board of Directors has unanimously approved the amendment proposed pursuant to Proposal No. 5 and has determined that it is in the best interests of the company and its shareholders to provide indemnification for such directors and officers who, in connection with performing their duties for the company, become subject to certain actions, suits or proceedings. The Board of Directors believes that our directors and officers should be provided with the maximum indemnification permitted under the Montana Act.

THE BOARD OF DIRECTORS RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 5

Holders of shares of common stock representing a majority of the voting power, present in person or represented by proxy, shall constitute a quorum. The inspector of elections appointed by the company will count all votes cast, in person or by proxy, before the closing of the polls at the meeting.
The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required to approve the proposed amendment. Any shares not voted (whether the votes are withheld or by abstention or broker non-votes) will have the effect of a vote against the proposed amendment. We expect that certain members of the Scott Family, who own more than a majority of the outstanding common stock, will vote “for” Proposal No. 5, thereby assuring approval of such proposal.
The foregoing is only a summary of certain amendments to our Existing Articles. Shareholders are encouraged to read the full text of the Amended and Restated Articles of Incorporation set forth in Annex A.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of December 31, 2009 with respect to the beneficial ownership of our common stock for (i) each person who is known by us to own beneficially more than 5% of our common stock, (ii) each of our directors, (iii) each of the executive officers named in the summary compensation table of our most recent annual proxy statement, and (iv) all directors and executive officers as a group.

Beneficial Owner(1)	Number of Shares	Percent of Class
	Beneficially	Beneficially
	Owned	Owned
James R. Scott(2) P.O. Box 7113 Billings, Montana 59103	1,271,686	16.22%

Randall I. Scott(3) P.O. Box 30918 Billings, Montana 59116	1,110,603	14.16%

First Interstate Bank(4) 401 North 31st Street Billings, Montana 59101	1,144,172	14.60%

Thomas W. Scott(5) P.O. Box 30918 Billings, Montana 59116	734,387	9.33%

Homer A. Scott, Jr.(6) P.O. Box 2007 Sheridan, Wyoming 82801	700,991	8.94%

John M. Heyneman, Jr.(7) 5000 North Weatherford Road Flagstaff, Arizona 85001	430,789	5.50%

Julie A. Scott(8)	254,242	3.24%

Jonathan R. Scott(9)	237,051	3.02%

Lyle R. Knight(10)	180,175	2.27%

Sandra A. Scott Suzor(11)	76,758	*

Terrill R. Moore(12)	48,815	*

Beneficial Owner(1)	Number of Shares	Percent of Class
	Beneficially	Beneficially
	Owned	Owned
Edward Garding(13)	45,652	*

Terry W. Payne(14)	43,274	*

Charles M. Heyneman(15)	36,887	*

William B. Ebzery(16)	34,465	*

David H. Crum(17)	14,513	*

James W. Haugh(18)	12,725	*

Julie G. Castle(19)	9,044	*

Michael J. Sullivan(20)	8,852	*

Martin A. White(21)	6,539	*

Gregory A. Duncan(22)	5,310	*

Ross E. Leckie(23)	4,358	*

Steven J. Corning (24)	3,802	*

Charles E. Hart, M.D., M.S.(25)	2,711	*

All directors and executive officers as a group (21 persons)(26)	4,141,849	51.25%

*	Less than 1% of the common stock outstanding.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the securities owned. Shares of common stock subject to options currently exercisable or exercisable within 60 days of December 31, 2009 are deemed outstanding for purposes of computing the percentage owned by the person or entity holding such securities, but are not deemed outstanding for purposes of computing the percentage owned by any other person or entity.

(2)	Includes 552,759 shares owned beneficially as managing partner of J.S. Investments Limited Partnership, 8,810 shares owned beneficially as President of the James R. and Christine M. Scott Family Foundation, 18,963 shares owned beneficially as conservator for a Scott family member, 94,619 shares owned beneficially as a board member of Foundation for Community Vitality, a non-profit organization, 1,081 shares owned beneficially as trustee for a Scott family member, 4,441 shares owned through the Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc., or our profit sharing plan, and 4,014 shares issuable under stock options.

(3)	Includes 948,919 shares owned beneficially as managing general partner of Nbar5 Limited Partnership, 11,272 shares owned beneficially as general partner of Nbar5 A Limited Partnership, 107,295 shares owned beneficially as trustee for Scott family members, 2,412 shares owned through our profit sharing plan and 3,959 shares issuable under stock options.

(4)	Includes 481,110 shares owned beneficially as trustee of our profit sharing plan, 645,690 shares owned beneficially as trustee for Scott family members, and 17,372 shares owned beneficially as trustee for others. Shares owned beneficially by First Interstate Bank, as trustee, may also be owned beneficially by participants in our profit sharing plan, certain Scott family members and others.

(5)	Includes 5,769 shares owned through our profit sharing plan and 36,952 shares issuable under stock options.

(6)	Includes 7,209 shares owned through our profit sharing plan and 4,014 shares issuable under stock options.

(7)	Includes 288,948 shares owned beneficially as managing general partner of Towanda Investments, Limited Partnership and 107,295 shares owned beneficially as trustee for Scott family members.

(8)	Includes 6,851 shares owned beneficially as co-trustee for Scott family members and 7,130 shares issuable under stock options.

(9)	Includes 16,797 shares owned beneficially as co-trustee for Scott family members and 4,155 shares issuable under stock options.

(10)	Includes 1,763 shares owned through our profit sharing plan and 90,175 shares issuable under stock options.

(11)	Includes 1,596 shares issuable under stock options.

(12)	Includes 4,143 shares owned through our profit sharing plan and 28,875 shares issuable under stock options.

(13)	Includes 4,764 shares owned through our profit sharing plan and 20,175 shares issuable under stock options.

(14)	Includes 8,274 shares issuable under stock options.

(15)	Includes 873 shares owned through our profit sharing plan and 3,286 shares issuable under stock options.

(16)	Includes 8,506 shares issuable under stock options.

(17)	Includes 9,199 shares held in trust for Crum family members and 5,314 shares issuable under stock options.

(18)	Includes 3,959 shares issuable under stock options.

(19)	Includes 1,051 shares owned through our profit sharing plan and 6,000 shares issuable under stock options.

(20)	Includes 3,959 shares issuable under stock options.

(21)	Includes 2,686 shares issuable under stock options.

(22)	Includes 73 shares owned through our profit sharing plan and 2,500 shares issuable under stock options.

(23)	Includes 490 shares issuable under stock options.

(24)	Includes 1,116 shares issuable under stock options.

(25)	Includes 1,116 shares issuable under stock options.

(26)	Includes an aggregate of 25,262 shares owned through our profit sharing plan and 244,237 shares issuable under stock options.
SHAREHOLDER PROPOSALS
The rules of the SEC permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the SEC’s proxy rules. Our 2010 annual meeting of shareholders is expected to be held on or about May 7, 2010, and proxy materials in connection with that meeting are expected to be mailed on or about March 31, 2010. The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the exchange act for inclusion in our proxy statement for our 2010 annual meeting of shareholders was December 4, 2009. Additionally, if we receive notice of a shareholder proposal after February 12, 2010, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board for our 2010 annual meeting of shareholders may exercise discretionary voting power with respect to such proposal.
INFORMATION INCORPORATED BY REFERENCE
We incorporate by reference in this proxy statement the information contained under Items 7, 7A, 8, and 9 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the SEC.
The audit committee of our Board of Directors appointed McGladrey & Pullen LLP as our independent auditor for the fiscal year ended December 31, 2009. Representatives of McGladrey & Pullen LLP are not expected to be present at the special meeting and, therefore, will not have an opportunity to make a statement if they desire to do so or be available to respond to appropriate questions.
A copy of our Annual Report on Form 10-K is enclosed with this proxy statement. You may also read and copy any document we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20002. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. In addition, our SEC filings are available to the public at the SEC’s Internet site at http://www.sec.gov. Additionally, you may request a copy of any of these filings at no cost, by writing to or calling us at the following address: First Interstate BancSystem, Inc., 401 North 31st Street, Billings, Montana 59101, Attention: Laura Bailey, or by telephone at (406) 255-5319. We undertake to provide by first class mail, within one business day of receipt of such a request, a copy of any and all information that has been incorporated by reference in this proxy statement.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Carol Stephens Donaldson
Carol Stephens Donaldson
Secretary
Billings, Montana
February 22, 2010

ANNEX A
FORM OF AMENDED AND RESTATED ARTICLES
OF INCORPORATION
(reflecting all proposals assuming their approval)

ARTICLES OF AMENDMENT AND RESTATEMENT
TO THE
ARTICLES OF INCORPORATION
(as previously amended and restated)
OF
FIRST INTERSTATE BANCSYSTEM, INC.
(a Montana corporation)
     FIRST INTERSTATE BANCSYSTEM, INC., a corporation organized and existing under the laws of the State of Montana (the “Corporation”), hereby certifies as follows:
A.	The name of the Corporation is First Interstate BancSystem, Inc.

B.	The text of the Articles of Incorporation of the Corporation is hereby amended and restated in its entirety as set forth in the attached Amended and Restated Articles of Incorporation of First Interstate BancSystem, Inc., which attachment includes amendments to the Articles of Incorporation requiring shareholder approval.

C.	The Amended and Restated Articles of Incorporation were duly adopted by the shareholders of the Corporation at a Special Meeting of Shareholders duly held on , 2010 (the “Special Meeting”).

D.	The holders of the common stock, no par value, of the Corporation (the “Common Stock”), were the only voting group entitled to vote on the Amended and Restated Articles of Incorporation at the Special Meeting. There were shares outstanding, each share having one vote per share, and votes entitled to be cast at the Special Meeting, at which the number of shares of Common Stock indisputably represented was .

E.	The total number of undisputed votes cast for the Amended and Restated Articles of Incorporation by the holders of the Common Stock at the Special Meeting was , which was sufficient for approval by the holders of the Common Stock.
     IN WITNESS WHEREOF, First Interstate BancSystem, Inc. has caused these Articles of Amendment to Amend and Restate the Articles of Incorporation of the Corporation to be executed by the undersigned officer, thereunto duly authorized, this ___day of                     , 2010.

FIRST INTERSTATE BANCSYSTEM, INC.
By:
Lyle R. Knight, President and CEO

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
FIRST INTERSTATE BANCSYSTEM, INC.
(                    , 2010)

ARTICLE I
     The name of this corporation is First Interstate BancSystem, Inc. (hereinafter, the “Corporation”).
ARTICLE II
     The address of the Corporation’s registered office in the State of Montana is 401 North 31st Street, Billings, Montana 59116. The name of its registered agent at such address is Carol Stephens Donaldson. The address of the Corporation’s registered office and the name of its registered agent at such address may be as subsequently designated by the Board of Directors of the Corporation or as subsequently set forth in an annual report on file with the Montana Secretary of State.
ARTICLE III
     The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Montana Business Corporation Act.
ARTICLE IV
     Section 1. Authorized Shares. The Corporation is authorized to issue 100,000,000 shares of Class A Common Stock, no par value per share (the “Class A Common Stock”), 100,000,000 shares of Class B Common Stock, no par value per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) and 100,000 shares of Preferred Stock, no par value per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.
     Section 2. Recapitalization of Existing Common Stock and Forward Stock Split. Prior to the filing of these Amended and Restated Articles of Incorporation with the Montana Secretary of State, the Corporation had one authorized class of common stock. Immediately upon the filing of these Amended and Restated Articles of Incorporation with the Montana Secretary of State (the “Effective Time”), and without further action on the part of the holders of the common stock, (i) each then existing share of common stock issued and outstanding immediately prior to the Effective Time shall be redesignated and become one (1) share of Class B Common Stock, and (ii) immediately thereafter, each share of Class B Common Stock will be split into ___shares of Class B Common Stock.
     Section 3. Common Stock. A statement of the designations of each class of Common Stock and the powers, preferences and rights and qualifications, limitations or restrictions thereof is as follows:
          (a) Voting Rights.
               (i) Except as otherwise provided herein or by applicable law, the holders of shares of Class A Common Stock and Class B Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation.
               (ii) Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.
               (iii) Each holder of shares of Class B Common Stock shall be entitled to five (5) votes for each share of Class B Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.
          (b) Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class A Common Stock shall receive Class A Common Stock or rights to acquire Class A Common Stock, as the case may be, and the holders of Class B Common Stock shall receive Class B Common Stock or rights to acquire Class B Common Stock, as the case may be.
          (c) Liquidation. Subject to the preferences available to any series of Preferred Stock, if any, outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock.
          (d) Subdivision, Combination, Reorganization and Reclassification.
               (i) If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock will be subdivided or combined in the same proportion and manner.

               (ii) If the outstanding shares of one class of Common Stock are changed into the same or a different number of shares of any other class of stock or other securities or property, whether by reorganization, reclassification, merger, consolidation or otherwise (other than a subdivision or combination provided for in Section 3(d)(i) above), the outstanding shares of the other class of Common Stock will be changed in the same proportion and manner.
          (e) Equal Status. Except as expressly provided in this Article IV, Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters.
          (f) Conversion.
               (i) As used in this Section 3(f), the following terms shall have the following meanings:
                    (1) “Class B Stockholder” shall mean (a) an initial registered holder of any shares of Class B Common Stock immediately after the Effective Time, (b) a holder of any shares of Class B Common Stock (including any officers, directors, consultants or employees of the Corporation) issued pursuant to outstanding awards granted under any stock option, restricted stock and/or similar plan of the Corporation existing as of the Effective Time, (c) a holder of any shares of Class B Common Stock issued upon conversion of the Series A Preferred Stock of the Corporation existing as of the Effective Time, (d) a holder of any shares of Class B Common Stock issued in connection with dividends and distributions, subdivisions or combinations, or reorganizations, reclassifications, mergers or consolidations as provided for herein, and (e) a holder of any shares of Class B Common Stock specifically permitted to receive such shares by Transfer under the provisions of this Section 3(f) that do not require conversion of such shares into shares of Class A Common Stock.
                    (2) “Eligible Family Stockholder” shall mean (a) any lineal descendant (including any descendant by legal adoption prior to age 18) of Homer A. Scott (a “Scott Family Descendant”), (b) any spouse by marriage through solemnization or declaration (excluding a spouse by common law marriage) of a Scott Family Descendant (a “Scott Family Spouse”), (c) any stepchild of a Scott Family Descendant whose parent, at the applicable time of Transfer, is a Scott Family Spouse of such Scott Family Descendant, (d) any estate, trust, account (including an individual retirement account), plan, conservatorship, custodianship or other fiduciary arrangement for the sole benefit of any one or more individuals described in (a), (b) or (c) above of this Section 3(f)(i)(2), (e) any “charitable remainder trust” within the meaning of Section 664 of the Internal Revenue Code of 1986, as amended (the “Code”), provided the “noncharitable beneficiary” is one or more individuals or fiduciary arrangements described in (a), (b), (c) or (d) of this Section 3(f)(i)(2), and (f) any corporation, general partnership, limited partnership, limited liability partnership, limited liability company or other entity in which, at the applicable time of Transfer, each class of stock, partnership interest, membership interest or other ownership interest, as the case may be, is owned solely by one or more individuals or fiduciary arrangements described in (a), (b), (c) or (d) of this Section 3(f)(i)(2).

                    (3) "Permitted Transferee” shall mean, with respect to any individual Class B Stockholder, (a) any lineal descendant (including any descendant by legal adoption prior to age 18) of such Class B Stockholder (a “Descendant”), (b) any spouse by marriage through solemnization or declaration (excluding a spouse by common law marriage) of such Class B Stockholder or a Descendant (a “Spouse”), (c) any stepchild of such Class B Stockholder or a Descendant whose parent, at the applicable time of Transfer, is the Spouse of such Class B Stockholder or such Descendant, (d) any estate, trust, account (including an individual retirement account), plan, conservatorship, custodianship or other fiduciary arrangement for the sole benefit of such Class B Stockholder and/or any one or more individuals described in (a), (b) or (c) above of this Section 3(f)(i)(3), (e) any “charitable remainder trust” within the meaning of Section 664 of the Code provided the “noncharitable beneficiary” is one or more individuals or fiduciary arrangements described in (a), (b), (c) or (d) of this Section 3(f)(i)(3), and (f) any corporation, general partnership, limited partnership, limited liability partnership, limited liability company or other entity in which, at the applicable time of Transfer, each class of stock, partnership interest, membership interest or other ownership interest, as the case may be, is owned solely by such Class B Stockholder and/or any one or more individuals or fiduciary arrangements described in (a), (b), (c) or (d) of this Section 3(f)(i)(3).
                    (4) "Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise. Notwithstanding the foregoing, the following shall not be considered a "Transfer” within the meaning of this Section 3(f)(i)(4):
                         (a) the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders;
                         (b) the granting of a proxy by an Eligible Family Stockholder to any other Eligible Family Stockholder who is also a Class B Stockholder in connection with actions to be taken at an annual or special meeting of stockholders;
                         (c) the entering into a voting trust, voting agreement, shareholder agreement or other arrangement (with or without granting a proxy) by an Eligible Family Stockholder with one or more other Eligible Family Stockholders who are also Class B Stockholders that is disclosed either in a Schedule 13D or Schedule 13G (including any successor forms thereof) filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation; or
                         (d) the pledge of shares of Class B Common Stock by a Class B Stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class B Stockholder continues to exercise Voting Control over such pledged shares prior to any default thereunder; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer.”
                    (5) "Voting Control” with respect to a share of Class B Common Stock shall mean the power (whether exclusive or shared) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.
               (ii) Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.
               (iii) Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon a Transfer of such share, other than a Transfer:
                    (1) by a Class B Stockholder to any Permitted Transferee.
                    (2) by a Class B Stockholder that is an estate, trust, account (including an individual retirement account), plan, conservatorship, custodianship or other fiduciary arrangement to any person or entity that, at the Effective Time, was a beneficiary of such estate, trust, account (including an individual retirement account), plan, conservatorship, custodianship or other fiduciary arrangement in accordance with any agreement, terms or provisions applicable thereto or binding thereon at the Effective Time.
                    (3) by a Class B Stockholder that is a corporation, general partnership, limited partnership, limited liability partnership, limited liability company or other entity to any person or entity that, at the Effective Time, was a shareholder, partner, member or other beneficial owner of such corporation, general partnership, limited partnership, limited liability partnership, limited liability company or other entity in accordance with any agreement, terms or provisions applicable thereto or binding thereon at the Effective Time.
                    (4) by a Class B Stockholder who is an Eligible Family Stockholder to any other Eligible Family Stockholder.
               (iv) The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common stock to Class A Common Stock and the general administration of this dual class common stock structure, including the issuance of stock certificates or uncertificated shares with respect thereto, as it may deem necessary or advisable, and may require that holders of shares of Class B Common Stock furnish affidavits, documentation or other proof to the Corporation and/or the transfer agent as the Corporation deems necessary or advisable to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Corporation shall be conclusive as to whether or not a Transfer results in a conversion to Class A Common Stock.
               (v) In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 3, such conversion shall be deemed to have been made at the time that the Transfer of such shares occurred. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section 3 shall be retired and may not be reissued.
               (vi) If, on the record date for any meeting of stockholders of the Corporation, the number of  shares of Class B Common Stock then outstanding constitutes less than twenty percent (20%) of the aggregate number of shares of Common Stock then outstanding, as determined by the Board of Directors of the Corporation, each share of Class B Common Stock then issued and outstanding shall thereupon be automatically converted as of such record date into one (1) fully paid and non-assessable share of Class A Common Stock and will have one (1) vote per share at such meeting. Upon making such determination, notice of each automatic conversion shall be given by the Corporation by means of a press release and written notice to all Class B Stockholders as soon as practicable, but no later than the next meeting of stockholders of the Corporation, and the Secretary of the Corporation shall be instructed to, and shall promptly request from each Class B Stockholder that each Class B Stockholder promptly deliver, and each Class B Stockholder shall promptly deliver, the certificate representing each share of Class B Common Stock to the Corporation for exchange hereunder, together with instructions of transfer, in form satisfactory to the Corporation and the transfer agent, duly executed by such Class B Stockholder or such Class B Stockholder’s duly authorized attorney.
          (g) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.
          (h) Limitation on Further Issuance of Class B Common Stock. The Corporation shall not, without first obtaining the affirmative vote of the holders of not less than a majority of the outstanding shares of Class A common stock and Class B common stock, each voting as a separate class, issue any shares of Class B common stock after the Effective Time, other than:
               (i) Shares of Class B Common Stock issued or issuable upon the redesignation of the common stock issued and outstanding immediately prior to the Effective Time as set forth in Section 2 of this Article IV;
               (ii) Shares of Class B Common Stock issued or issuable upon the forward stock split as set forth in Section 2 of this Article IV;
               (iii) Shares of Class B Common Stock issued or issuable to officers, directors, consultants or employees of the Corporation pursuant to outstanding awards granted under any stock option, restricted stock and/or similar plan of the Corporation existing as of the Effective Time;

               (iv) Shares of Class B common stock issued or issuable upon conversion of the Series A Preferred Stock; and
               (v) Shares of Class B common stock issued or issuable in connection with dividends and distributions, subdivisions or combinations, or reorganizations, reclassifications, mergers or consolidations as provided for herein.
     Section 4. Change in Control Transaction. The Corporation shall not consummate a Change in Control Transaction without first obtaining the affirmative vote, at a duly called annual or special meeting of the stockholders of the Corporation, of the holders of the greater of: (A) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, voting together as a single class, and (B) sixty-six and two-thirds percent (66.67%) of the voting power of the shares of capital stock present in person or represented by proxy at the stockholder meeting called to consider the Change in Control Transaction and entitled to vote thereon, voting together as a single class. For the purposes of this section, a “Change in Control Transaction” means the occurrence of any of the following events:
          (a) the sale, encumbrance or disposition (other than non-exclusive licenses in the ordinary course of business and the grant of security interests in the ordinary course of business) by the Corporation of all or substantially all of the Corporation’s assets;
          (b) the merger or consolidation of the Corporation with or into any other corporation or entity, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity or its parent outstanding immediately after such merger or consolidation; or
          (c) the issuance by the Corporation, in a transaction or series of related transactions, of voting securities representing more than two percent (2%) of the total voting power of the Corporation before such issuance, to any person or persons acting as a group as contemplated in Rule 13d-5(b) under the Securities Exchange Act of 1934 (or any successor provision) such that, following such transaction or related transactions, such person or group of persons would hold more than fifty percent (50%) of the total voting power of the Corporation, after giving effect to such issuance.
     Section 5. Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to these Amended and Restated Articles of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to these Amended and Restated Articles of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).
     Section 6. Series A Preferred Stock. The Corporation has designated 5,000 shares of the Preferred Stock as Series A Preferred Stock. The Statement of Designations, Rights, Preferences, and Limitations for the First Interstate BancSystem, Inc. Series A Preferred Stock is attached hereto as Exhibit A and is incorporated into and made a part of these Amended and Restated Articles of Incorporation.
ARTICLE V
     The Corporation is to have perpetual existence.
ARTICLE VI
     Section 1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by these Amended and Restated Articles of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
     Section 2. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, alter, amend or repeal the Corporation’s Bylaws. The Corporation’s Bylaws may also be adopted, altered, amended or repealed by the stockholders of the Corporation. Notwithstanding the above or any other provision of these Amended and Restated Articles of Incorporation, the Bylaws of the Corporation may not be amended, altered or repealed except in accordance with Article IX of the Bylaws. No Bylaw hereafter legally adopted, altered, amended or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.
     Section 3. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.
     Section 4. The number of directors that constitute the whole Board of Directors shall be fixed exclusively in the manner designated in the Bylaws of the Corporation.
     Section 5. There shall be no cumulative voting for directors of the Corporation.
ARTICLE VII
     Section 1. To the fullest extent permitted by the Business Corporation Act of Montana as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the Business Corporation Act of Montana is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the Business Corporation Act of Montana, as so amended.
     Section 2. The Corporation shall indemnify to the fullest extent permitted by Montana law any officer or director made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, or she is or was a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.
     Section 3. Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of these Amended and Restated Articles of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.
ARTICLE VIII
     Meetings of stockholders may be held within or without the State of Montana, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the Montana Business Corporation Act) outside of the State of Montana at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.
ARTICLE IX
     Section 1. Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV hereof in relation to the rights of the holders of Preferred Stock to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors, created in accordance with the Bylaws of the Corporation, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office until the next annual meeting of stockholders and until such director’s successor shall have been elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
     Section 2. Any director or the entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote in the election of directors.

ARTICLE X
     Section 1. Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, (iii) the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) of the Corporation, or (iv) a holder, or group of holders, of Common Stock holding more than ten percent (10%) of the total voting power of the outstanding shares of capital stock of the Corporation then entitled to vote.
     Section 2. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.
ARTICLE XI
     The Corporation reserves the right to amend or repeal any provision contained in these Amended and Restated Articles of Incorporation in the manner prescribed by the laws of the State of Montana and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of these Amended and Restated Articles of Incorporation, or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation, and, as applicable, such other approvals of the Board of Directors of the Corporation, as are required by law or by these Amended and Restated Articles of Incorporation, the affirmative vote of the holders of the greater of: (i) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, or (ii) sixty-six and two-thirds percent (66 2/3%) of the voting power of the shares of capital stock present in person or represented by proxy at the stockholder meeting and entitled to vote thereon, shall be required to amend or repeal Section 4 of Article IV or this Article XI.

Exhibit A
Statement of Designations, Rights, Preferences and Limitations
for the
First Interstate BancSystem, Inc.
Series A Preferred Stock
     First Interstate BancSystem, Inc., a Montana corporation (the “Corporation”), hereby designates 5,000 shares of the Corporation’s presently authorized preferred stock, without par value (“Preferred Stock”), as “6.75% Series A Noncumulative Redeemable Preferred Stock” (the “Series A Preferred Stock”). The Series A Preferred Stock shall be a single series of non-cumulative perpetual preferred stock and shall be issued on terms and subject to rights and conditions required under Federal Reserve regulations and policy statements generally applicable to bank holding companies for qualification as Tier 1 capital, including, without limitation, Federal Reserve Regulation Y, Appendix A. The preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and other terms and conditions of the Series A Preferred Stock are as follows:
     1. Rank. The Series A Preferred Stock will, with respect to dividend rights and rights upon liquidation of the Corporation, rank senior to all classes or series of the Corporation’s common stock, without par value (“Common Stock”), and to all equity securities whether now or hereafter issued by the Corporation.
     2. Dividends.
          (a) Subject to Section 2(f), holders of record of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation (the “Board of Directors”), out of funds legally available therefor, noncumulative cash dividends at a rate per annum equal to 6.75% of the liquidation preference thereof from, and including, the closing date (the “Issue Date”) of that certain Stock Purchase Agreement dated as of September 18, 2007 (the “Stock Purchase Agreement”) by and between the Corporation and First Western Bancorp., Inc. n/k/a Christen Group, Inc. (“First Western”). Such dividends shall be payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year (each, a “Dividend Payment Date”), commencing April 1, 2008 and shall be computed on the basis of a 360-day year and the actual number of days elapsed in such Dividend Period (as defined below); provided, however, that if any Dividend Payment Date other than a Redemption Date (as defined in Section 4(a)) falls on a day that is not a Business Day (as defined below), then any dividends payable shall be paid on, and such Dividend Payment Date shall be moved to, the next succeeding Business Day, and additional dividends shall accrue for each day such payment is delayed as a result thereof. Dividends declared in respect of a Dividend Payment Date shall be payable to the holders of record of Series A Preferred Stock appearing in the stock records of the Corporation at the close of business on the applicable record date (whether or not a Business Day), which shall be a date designated by the Board of Directors for the payment of dividends that is not less than 10 nor more than 60 calendar days immediately preceding such Dividend Payment Date (each, a “Dividend Record Date”). “Business Day” means any day other than a Saturday, Sunday or other day on which banking institutions in the City of New York or Billings,

Montana are permitted or required by law, executive order or regulation to close. “Dividend Period” means (i) in the case of the initial period, the period from, and including, the Issue Date to, but excluding, the initial Dividend Payment Date (the “Initial Dividend Period”) and (ii) thereafter, the period from, and including, the first day following the end of the preceding Dividend Period to, but excluding, the applicable Dividend Payment Date or, in the case of the last Dividend Period, the related Redemption Date, as applicable.
          (b) No dividend on the Series A Preferred Stock shall be authorized or declared or paid or set apart for payment by the Corporation if at such time (i) the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such authorization, declaration, payment or setting apart for payment or provides that such authorization, declaration, payment or setting apart for payment would constitute a breach or default thereunder or (ii) such authorization, declaration, payment or setting apart for payment shall be restricted or prohibited by law.
          (c) Except as otherwise specified herein, the Series A Preferred Stock shall not be entitled to any dividends in excess of the full noncumulative dividends declared thereon. In addition, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend on the Series A Preferred Stock that may be in arrears.
          (d) Except as provided in the next succeeding sentence, if any shares of Series A Preferred Stock are outstanding, no dividends or other distributions shall be declared or paid or set apart for payment, and no other dividend or distribution shall be declared or made upon, the Corporation’s Common Stock or any other equity securities of the Corporation unless full dividends on the Series A Preferred Stock have been or contemporaneously are declared and paid for three consecutive Dividend Periods, the most recent of which is the then current Dividend Period, or, if there have been fewer than three Dividend Periods since the Issue Date, for each Dividend Period commencing on or after such Issue Date. When dividends are not paid in full upon the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock shall be authorized and declared by the Corporation on a pro rata basis so that the amount of dividends per share of Series A Preferred Stock shall be the same.
          (e) If any shares of Series A Preferred Stock are outstanding, none of the Corporation’s Common Stock or other equity securities shall be redeemed, purchased or otherwise acquired, directly or indirectly, for any consideration (or any monies be paid to or made available for a sinking fund for the redemption thereof) by the Corporation (except by conversion into or exchange for the Corporation’s Common Stock or other equity securities ranking, as to dividends and upon liquidation, junior to the Series A Preferred Stock) unless full dividends on the Series A Preferred Stock have been or contemporaneously are declared and paid for three consecutive Dividend Periods, the most recent of which is the then current Dividend Period, or, if there have been fewer than three Dividend Periods since the Issue Date of Series A Preferred Stock, for each Dividend Period commencing on or after such Issue Date.
          (f) If declared by the Board of Directors, dividends on the shares of Series A Preferred Stock shall be paid in cash or immediately available funds on the applicable Dividend Payment Date; provided, however, that the Corporation shall have the right to direct that the dividends otherwise payable to the holders of the Series A Preferred Stock shall be made to the Corporation in accordance with the provisions of Section 7.
     3. Liquidation.
          (a) Subject to Section 3(e), in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (collectively, a “liquidation”), holders of record of Series A Preferred Stock then outstanding shall be entitled to receive out of the assets of the Corporation legally available for distribution to stockholders (after payment or provision for payment of all debts and other liabilities of the Corporation) an amount equal to the liquidation preference of $10,000 per share, plus (i) all accrued but unpaid dividends for the then current Dividend Period (whether or not earned or declared) until the date of payment and (ii) all accrued but unpaid dividends that have been declared with respect to one or more prior Dividend Periods (but without accumulation of any previously undeclared and unpaid dividends for prior Dividend Periods), before any distribution of assets is made to holders of the Corporation’s Common Stock or any other equity securities. After payment of the full liquidating distributions to which they are entitled, the holders of Series A Preferred Stock shall have no right or claim to any of the remaining assets of the Corporation.
          (b) If, upon any liquidation of the Corporation, the legally available assets of the Corporation are insufficient to make full payment to holders of the Series A Preferred Stock, then the holders of the Series A Preferred Stock shall share ratably in any distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.
          (c) The following events, individually or as part of a series of transactions, shall not be considered a liquidation of the Corporation within the meaning of this Section 3: (i) a consolidation or merger of the Corporation with or into another entity; (ii) the merger of another entity with or into the Corporation; (iii) a statutory share exchange by the Corporation; or (iv) a sale, lease, transfer or conveyance of less than 50% of the Corporation’s assets.
          (d) Written notice of any liquidation of the Corporation, stating the amount of any resulting liquidating distributions and the payment date when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by the Corporation by first class mail, postage pre-paid, not less than 30 nor more than 60 calendar days immediately preceding the payment date stated therein, to each holder of record of Series A Preferred Stock at its address appearing in the stock records of the Corporation.
          (e) Liquidating payments to the holders of Series A Preferred Stock shall be paid in cash or immediately available funds; provided, however, that the Corporation shall have the right to direct that the liquidating payments otherwise payable to the holders of the Series A Preferred Stock shall be made to the Corporation in accordance with the provisions of Section 7.
     4. Redemption.
          (a) The shares of Series A Preferred Stock are not redeemable prior to the fifth anniversary of the Issue Date, except as set forth in Section 4(j). After the fifth anniversary of the Issue Date, the Corporation, at its option, upon the giving of written notice as provided in Section 4(d) and subject to the receipt by the Corporation of prior approval from the Board of Governors of the Federal Reserve System, if then required under the capital guidelines or policies of the Board of Governors of the Federal Reserve System, may redeem shares of the Series A Preferred Stock, in whole or from time to time in part, for cash at a redemption price per share (the “Redemption Price”) equal to $10,000 per share, plus (i) all accrued but unpaid dividends for the then current Dividend Period (whether or not earned or declared) to, but excluding, the date such shares shall be considered redeemed (the “Redemption Date”) and (ii) all accrued but unpaid dividends that have been declared with respect to one or more prior Dividend Periods (but without accumulation of any previously undeclared and unpaid dividends for prior Dividend Periods). The Corporation may redeem shares of the Series A Preferred Stock, in whole or from time to time in part, pursuant to the exercise of its setoff rights as set forth in Section 7. If any Redemption Date falls on a day that is not a Business Day, then such Redemption Date shall be the next succeeding Business Day, and no additional dividends shall accrue on the related payment as a result of such delay.
          (b) Subject to Section 4(j), the Redemption Price for shares of Series A Preferred Stock designated for redemption shall be paid by the Corporation in immediately available funds against presentation and surrender of such shares at a place specified for such purpose in the notice described in Section 4(d), and such shares shall thereupon be canceled; provided, however, that if such Redemption Date falls after a Dividend Record Date and on or prior to the related Dividend Payment Date, then the dividends payable on such Dividend Payment Date shall be paid to the holders of record on the close of business on such Dividend Record Date notwithstanding the redemption thereof on such Redemption Date or the Corporation’s default in the payment of such dividends on such Dividend Payment Date.
          (c) If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed in accordance with Section 4(a), the shares to be redeemed shall be redeemed pro rata (including fractional shares as may be applicable) from all holders of Series A Preferred Stock. If fewer than all of the shares of Series A Preferred Stock represented by any certificate therefor are to be redeemed, the Corporation shall issue without charge to the holder thereof a new certificate representing the shares of Series A Preferred Stock not so redeemed.
          (d) Notice of redemption will be mailed by the Corporation or its agent, postage pre-paid, not less than 30 nor more than 60 calendar days immediately preceding the applicable Redemption Date, to the holders of record of the shares of Series A Preferred Stock to be redeemed at their respective addresses appearing in the stock records of the Corporation, and to any transfer agent for the shares. In addition to any information required by law, each written notice shall state: (i) the applicable Redemption Date; (ii) the Redemption Price; (iii) the number of shares of Series A Preferred Stock to be redeemed and, if less than all of the shares of a particular holder are to be redeemed, the number of such shares to be redeemed; (iv) the place or places where the holders of Series A Preferred Stock may present and surrender their shares for payment of the Redemption Price; and (v) that dividends on the shares of Series A Preferred Stock to be redeemed will cease to accrue on such Redemption Date.

          (e) At its election, the Corporation may, prior to the applicable Redemption Date, irrevocably deposit the Redemption Price for the shares of Series A Preferred Stock designated for redemption in trust with a bank or trust company that is not affiliated with the Corporation, in which case the notice of redemption to holders of record of the Series A Preferred Stock to be redeemed shall: (i) state the date of such deposit, (ii) specify the office of such bank or trust company as the place of payment of the Redemption Price and (iii) require such holders to present and surrender their related shares at such place on such Redemption Date against payment of the Redemption Price therefor. Any monies so deposited which remain unclaimed at the end of two years after the Redemption Date shall be returned by the bank or trust company to the Corporation, and after the return of such monies, the holders of the Series A Preferred Stock shall look solely to the Corporation for payment of the Redemption Price without interest.
          (f) Notice having been mailed in accordance with Section 4(d), from and after the applicable Redemption Date (unless the Corporation defaults in payment of the Redemption Price), all dividends on the shares of Series A Preferred Stock designated for redemption shall cease to accrue and all rights of the holders thereof, except the right to receive the Redemption Price therefor, shall terminate with respect to such shares, and such shares shall not thereafter be transferred on the Corporation’s stock records (except with the consent of the Corporation) or be deemed to be outstanding for any purpose whatsoever.
          (g) Notwithstanding anything to the contrary contained herein, unless full dividends on the Series A Preferred Stock have been or contemporaneously are declared and paid for the then current Dividend Period, (i) no shares of Series A Preferred Stock shall be redeemed unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed and (ii) the Corporation shall not purchase or otherwise acquire, directly or indirectly, any shares of Series A Preferred Stock.
          (h) Any shares of Series A Preferred Stock that have been redeemed by the Corporation shall, after such redemption, have the status of authorized but unissued Preferred Stock, without designation as to series, until once more designated as part of a particular series of Preferred Stock by the Board of Directors.
          (i) The Series A Preferred Stock shall not be entitled to the benefit of, or be subject to, any sinking fund and shall not be subject to mandatory redemption or redemption at the option of the holders thereof.
          (j) Notwithstanding anything to the contrary herein, the Corporation shall have the right to direct that the Redemption Price otherwise payable to the holders of the Series A Preferred Stock shall be paid to the Corporation in accordance with the provisions of Section 7. The shares of Series A Preferred Stock shall be redeemable prior to the fifth anniversary of the Issue Date only in the event the Corporation is entitled to exercise its setoff rights as set forth in Section 7, subject to prior approval of any governmental authority having regulatory jurisdiction over the Corporation.

     5. Voting Rights.
          (a) Holders of the Series A Preferred Stock shall not have any voting rights, except as required by law or as set forth herein.
          (b) Whenever full dividends on the Series A Preferred Stock shall not have been paid for the immediately preceding three consecutive calendar quarters and thereafter until the Corporation has paid full dividends on the Series A Preferred Stock for 12 consecutive calendar quarters (a “Preferred Dividend Default”) the holders of record of the Series A Preferred Stock (voting as a single class) shall be entitled to elect two additional directors (the “Preferred Stock Directors”) to the Board of Directors at a special meeting called by the holders of record of at least 10% of the outstanding shares of Series A Preferred Stock (unless such request is received less than 90 calendar days before the date fixed for the next annual meeting of stockholders) or, if the request for a special meeting is received by the Corporation less than 90 calendar days before the date fixed for the next annual meeting of stockholders, at the next annual meeting of stockholders, and at each subsequent annual meeting if a Preferred Dividend Default then exists. Upon election, the Preferred Stock Directors shall become directors of the Corporation and the authorized number of directors of the Corporation shall thereupon automatically be increased by two.
          (c) A Preferred Stock Director may be removed at any time with or without cause by the vote or consent of, and shall not be removed otherwise than by the vote or consent of, the holders of record of a majority of the outstanding shares of Series A Preferred Stock then having the voting rights set forth in Section 5(b) voting as a single class. Any vacancy in the office of a Preferred Stock Director may be filled by a vote of the holders of record of a majority of the outstanding shares of Series A Preferred Stock then having the voting rights set forth in Section 5(b) voting as a single class. Each Preferred Stock Director shall be entitled to one vote on any matter considered by the Board of Directors.
          (d) On any matter in which the holders of Series A Preferred Stock are entitled to vote (as expressly provided herein or as may be required by law), including any action by written consent, each share of Series A Preferred Stock shall be entitled to one vote and a plurality of the voting power of such stock shall determine any such matter.
          (e) When a Preferred Dividend Default no longer exists, the holders of Series A Preferred Stock shall be divested of the voting rights set forth in Section 5(b) and the term of office of the Preferred Stock Directors elected pursuant to Section 5(b) shall terminate (subject to revesting in the event of each and every Preferred Dividend Default).
          (f) The Corporation shall not, without the affirmative vote or consent of the holders of record of a majority of the shares of Series A Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, (i) authorize, create or issue, or increase the authorized, created or issued amount of, any class or series of the Corporation’s equity securities ranking, as to dividends or upon liquidation, on a parity with or senior to the Series A Preferred Stock, or reclassify any authorized class or series of equity securities of the Corporation into any such equity securities, or authorize, create or issue any obligation or security convertible into or evidencing the right to purchase any such equity securities or (ii) amend, alter or repeal the provisions of the Articles of Incorporation (including this Statement of Designations, Rights, Preferences and Limitations), whether by merger or consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock.
          (g) The foregoing voting provisions shall not apply if, at or prior to the time when the action with respect to which such vote or consent would otherwise be required shall be effected, all outstanding shares of Series A Preferred Stock shall have been redeemed or called for redemption upon proper notice and funds sufficient to effect such redemption shall have been irrevocably deposited in trust for the holders thereof with a bank or trust company that is not affiliated with the Corporation.
     6. Conversion.
          (a) The holders of the Series A Preferred Stock may convert such shares, at the option of the holder, in whole or in part, into fully paid and non-assessable shares of Class B Common Stock on the first day of any calendar quarter following the tenth anniversary of the Issue Date. Each share of Series A Preferred Stock may be converted into shares of Common Stock at a ratio of                      (___) shares of Class B Common Stock for every one share of Series A Preferred Stock, after giving effect to the stock split effected on                     , 2010, the effective date of the Amended and Restated Articles of Incorporation of the Corporation (the “Conversion Rate”). The Conversion Rate shall be subject to proportional adjustment for stock splits, reverse splits and similar transactions undertaken by the Corporation; provided, however, that, following the Issue Date, the Conversion Rate shall not be adjusted or otherwise increased or decreased based on the increase or decrease in the fair market value of the Common Stock or the credit standing of the Corporation.
          (b) Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Class B Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent, and shall give written notice to the Corporation at its principal corporate office, of the election to convert all or a portion of the Series A Preferred Stock and shall state the name or names in which the certificate or certificates for shares of Class B Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Class B Common Stock to which such holder shall be entitled.
          (c) Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Class B Common Stock, he shall execute and deliver to the Corporation a shareholder agreement as the Corporation may request at the time of conversion provided such agreement is substantially similar in form and substance to the form of shareholder agreement then being used by the Corporation with other non-affiliated holders of the Class B Common Stock. Such agreement may include, without limitation, restrictions upon the holder’s right to transfer shares, including the creation of an irrevocable right of first refusal in the Corporation, and provisions requiring the holder to transfer the shares to the Corporation in certain circumstances. Execution and delivery of a shareholder agreement by the holder pursuant to the foregoing shall be a condition precedent to the right to convert shares of Series A Preferred Stock into shares of Class B Common Stock.
     7. Corporation’s Setoff Rights Regarding Indemnification Obligations.
          (a) Each holder of the Series A Preferred Stock, by its acceptance thereof, acknowledges and agrees that (i) a true and complete copy of the Stock Purchase Agreement has been received by or made available to such holder; (ii) First Western is liable for various indemnification obligations as set forth in Article 8.0 of the Stock Purchase Agreement; (iii) all shares of the Series A Preferred Stock, including any dividends (except as set forth herein and in the Stock Purchase Agreement), liquidating payments, redemption proceeds, distributions and other proceeds thereof, are subject to the indemnification obligations of First Western and the setoff rights of the Corporation under the Stock Purchase Agreement; and (iv) such holder may not be entitled to some or all of the dividends, liquidating payments, redemption proceeds, distributions and other proceeds of the Series A Preferred Stock in the event the Corporation exercises its setoff rights in accordance with the provisions of this Section 7. Defined terms used in this Section 7 without definition herein shall have the meanings set forth in the Stock Purchase Agreement.
          (b) Each holder of the Series A Preferred Stock, by its acceptance thereof, grants to the Corporation a right of setoff against all dividends, distributions or other payments the Corporation may make on or with respect to the Series A Preferred Stock, whether in redemption or otherwise, for any obligation of First Western to indemnify the Corporation or any of its affiliates under the Stock Purchase Agreement. This right of setoff is in addition to, and not in limitation of, any other right or remedy available to the Corporation under the Stock Purchase Agreement, at law or in equity.
          (c) First Western may, in its discretion, designate a liquidating trust or other entity for the benefit of the shareholders of First Western. Subject to the prior written consent of the Corporation, which consent will not be unreasonably withheld, and all other transfer restrictions applicable to the Series A Preferred Stock, First Western may distribute all of the Series A Preferred Stock as soon as practicable following the Closing to the trustee of such trust (or other entity reasonably acceptable to the Corporation). Notwithstanding the distribution or transfer of any of the Series A Preferred Stock, with or without the consent of the Corporation, the Corporation shall be entitled to set-off against the Series A Preferred Stock, subject to the provisions of this Section 7, for any amounts due to it from First Western pursuant to the indemnification provisions of Article 8.0 of the Stock Purchase Agreement. Upon request of the Corporation, and as a condition to the Corporation’s consent, if any, to any transfer of the Series A Preferred Stock, the Corporation may require any successor holder of the Series A Preferred Stock to execute and deliver such instruments and documents as the Corporation may reasonably request evidencing, among other things, the successor’s acknowledgement of the indemnification and setoff provisions of the Stock Purchase Agreement.
          (d) Notwithstanding anything to the contrary herein, the Corporation shall not be entitled to exercise its rights of set-off in respect of any Indemnification Demand until such time as either (i) First Western has agreed to pay such Indemnification Demand or (ii) such Indemnification Demand has been reduced to a final, non-appealable judgment in the case of a Third Party Claim or (iii) the amount of such Indemnification Demand has been otherwise resolved by arbitration or otherwise under the Stock Purchase Agreement. In the event an Indemnification Demand is disputed in part by First Western, each holder of the Series A Preferred Stock shall accept for set-off the undisputed amount of such Indemnification Demand. The amount of any Indemnification Demand that First Western agrees to pay or the amount of any such Indemnification Demand determined by judgment or arbitration is referred to herein as the “Set-Off Amount.”
          (e) Once a Set-Off Amount is so determined, the Corporation shall give First Western and the record holders of the Series A Preferred Stock, if different, written notice of at least five (5) business days of its intention to effectuate the set-off pursuant to this Section 7, which notice will specify in reasonable detail the basis for the set-off, the effective date of the set-off, the Set-Off Amount and the method of effecting the set-off in this Section 7(e). Such Set-Off Amount shall be made first by withdrawal of the Escrowed Dividends, if any; second by setoff against not more than seventy-five percent (75%) of any subsequent dividends or other distributions payable to the holders of the Series A Preferred Stock; and, third by setoff against any liquidating payments payable to the holders of the Series A Preferred Stock. In addition, and not in limitation of the foregoing, the Corporation may redeem, by written notice to the holders of the Series A Preferred Stock, that number of shares (and fractions thereof as applicable) of Series A Preferred Stock having a liquidation amount ($10,000.00 per share) equal to the remaining Set-Off Amount remaining unpaid at any time. Except as provided in the preceding sentences, nothing in this Section 7 shall relieve the Corporation from paying dividends when declared on the Series A Preferred Stock in accordance with the terms hereof. Within ten (10) business days of the date of receipt of the notice of redemption, the holders of the Series A Preferred Stock shall submit to the Corporation for cancellation certificates representing a liquidation amount of Series A Preferred Stock equal to or exceeding the Set-Off Amount. The Corporation shall promptly cause to be issued and delivered to the then holders certificates representing the excess shares (and fractions thereof as applicable) of the Series A Preferred Stock submitted, registered in the name of the then holders. The redemption of Series A Preferred Stock for the payment of a Set-Off Amount is within the sole discretion of the Corporation, subject to the prior approval of Regulators having jurisdiction over the Corporation. Nothing in the terms of the Series A Preferred Stock is intended, or shall be interpreted to require, the Corporation to redeem all or any portion of the Series A Preferred Stock at any time or under any circumstances.
          (f) The maximum aggregate Set-Off Amount shall not exceed the sum of Fifty Million Dollars ($50,000,000.00). No dividends previously paid prior to the date of an Indemnification Demand on the Series A Preferred Stock shall be subject to set-off or recoupment.
          (g) For so long as an Indemnification Demand is disputed, outstanding, unresolved, or unpaid, seventy-five percent (75%) of each dividend declared and paid on the Series A Preferred Stock (the “Escrowed Dividends”) shall be paid by the Corporation to an escrow account to be established by the Corporation with Wells Fargo Bank, U.S. Bank, Zions

Bank or, if none of the foregoing banks are willing or able to serve as escrow agent, a bank selected by the Corporation with capital in excess of $1.0 billion and not then affiliated with the Corporation (the “Escrow Agent”) to be held and invested by the Escrow Agent in United States Treasury obligations (or such other investments as directed from time to time by the joint written instructions of the Corporation and First Western to the Escrow Agent), and the remaining twenty-five percent (25%) of each such dividend shall be paid to the holders of the Series A Preferred Stock. The Escrow Agent shall distribute the Escrowed Dividends and any and all earnings thereon to the Corporation or the holders when and to the extent that such Indemnification Demand is resolved in accordance with the joint written instructions of the Corporation and First Western. Income taxes due on amounts earned on the Escrowed Dividends shall be payable by the parties entitled to such Escrowed Dividends in the proportions ultimately distributed to them. The Corporation shall furnish First Western and the then holders of the Series A Preferred Stock, if different, with a copy of the escrow agreement for review and comment before it is executed and with a signed copy of the escrow agreement when it is executed.
          (h) For purposes of any Corporation notice and other obligations hereunder, the holders of the Series A Preferred Stock shall be the Person or Persons registered as the legal owner of the Series A Preferred Stock upon the Corporation’s books and records.
     8. Exclusion of Other Rights. The shares of Series A Preferred Stock shall not have any preferences, rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions other than those specifically set forth in this Statement of Designations, Rights, Preferences and Limitations. The shares of Series A Preferred Stock shall not have the benefit of, and shall not be subject to, any preemptive or similar rights.
     9. Headings. Headings are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.
     10. Severability of Provisions. If any preference, right, voting power, restriction, limitation as to dividends or other distributions, qualification or other term or condition of the Series A Preferred Stock is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences, rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and other terms or conditions of the Series A Preferred Stock which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect, and no preference, right, voting power, restriction, limitation as to dividends or other distributions, qualification or other term or condition of the Series A Preferred Stock shall be deemed dependent upon any other provision thereof unless so expressed therein.
     11. Restrictions on Transfer.
          (a) Neither the Series A Preferred Stock nor the Common Stock issuable upon conversion thereof (collectively, the “Securities”) have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, until so registered, may not be offered or sold except in a transaction exempt from, or not subject to, the registration requirements of the Securities Act. Additional restrictions on the sale or transfer of the Securities are set forth herein.
          (b) Except with the prior written consent of the Corporation, which consent shall not be unreasonably withheld, and provided First Western has complied with all transfer restrictions applicable to the Series A Preferred Stock, prior to the full and final satisfaction of, and termination of, the indemnification obligations of First Western under the Stock Purchase Agreement and the satisfaction of all Set-Off Amounts, neither First Western nor any permitted successor shall sell, assign, transfer, pledge, grant a security interest in or otherwise dispose of any right, title or interest in or to the Securities, including, without limitation, any distribution by First Western or any permitted successor to or for the benefit of any First Western shareholder. Without limiting the foregoing, as a condition to the consent of the Corporation, the Corporation may in its discretion require any transferee or other successor to First Western in or to the Securities to execute and deliver documents or instruments necessary or appropriate in the judgment of the Corporation (i) for the compliance with any law, rule or regulation, including, without limitation, applicable federal and state securities laws, or (ii) relating to the right of setoff or other remedy of the Corporation with respect to the Series A Preferred Stock as set forth in Section 7.
          (c) Except as set forth in Section 11(b), no holder of the Series A Preferred Stock may sell, assign, transfer, pledge, grant a security interest in or otherwise dispose of any right, title or interest in or to the Securities.
          (d) Unless and until shares of the Series A Preferred Stock are registered under the Securities Act, prior to (i) the date that is two years (or such shorter period of time specified in Rule 144(k) under the Securities Act) after the later of the date of original issuance of the applicable shares and the last date on which the Corporation or any Affiliate (as defined in Rule 405 under the Securities Act) of the Corporation was the owner of such shares and (ii) such later date, if any, as may be required by applicable law, all certificates representing the Securities, and any securities issued in respect thereof or exchange therefore, shall bear the following legend and be subject to the restrictions specified therein:
THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS THE LATER OF (i) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE LATER OF (A) THE DATE OF

ORIGINAL ISSUANCE HEREOF AND (B) THE LAST DATE ON WHICH THE CORPORATION OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE CORPORATION WAS THE HOLDER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION (OR ANY PREDECESSOR THERETO) AND (ii) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE CORPORATION, (B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON THE HOLDER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER”, AS DEFINED IN RULE 144A, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY OR SUCH INTEREST OR PARTICIPATION FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES PURSUANT TO REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; SUBJECT TO THE CORPORATION’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (C) OR (E) ABOVE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS. THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, FURTHER AGREES THAT IT WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD HERETO OR THERETO EXCEPT AS PERMITTED BY THE SECURITIES ACT.
THE HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, BY ITS ACCEPTANCE HEREOF OR THEREOF, AS THE CASE MAY BE, ALSO AGREES, REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF ANY PLAN’S INVESTMENT IN THE ENTITY, AND NO PERSON INVESTING “PLAN ASSETS” OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN, UNLESS SUCH PURCHASER OR HOLDER IS

ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND HOLDING OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION HEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING HEREOF OR THEREOF, AS THE CASE MAY BE, THAT EITHER (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE, OR (ii) SUCH PURCHASE AND HOLDING WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE STATUTORY OR ADMINISTRATIVE EXEMPTION.
          (e) The Securities, and any securities issued in respect thereof or exchange therefore, shall also bear the following legends and be subject to the restrictions specified therein until such time as all such restrictions have expired and are no longer applicable to the Securities:
THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITY REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO SIGNIFICANT RESTRICTIONS AS SET FORTH IN THE CORPORATION’S ARTICLES OF INCORPORATION, AS AMENDED (THE “ARTICLES”). A COPY OF THE ARTICLES MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION AT THE OFFICES OF THE CORPORATION.
THE SECURITY REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A STOCK PURCHASE AGREEMENT DATED AS OF SEPTEMBER 18, 2007 BETWEEN THE CORPORATION AND FIRST WESTERN BANCORP., INC., A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF THE CORPORATION AT THE OFFICES OF THE CORPORATION.
          (f) The Securities, and any securities issued in respect thereof or exchange therefore, shall also bear the following legends and be subject to the restrictions specified therein:
THE VOTING POWERS, LIQUIDATION RIGHTS, DESIGNATIONS, PREFERENCES, RESTRICTIONS, LIMITATIONS, AND RELATIVE RIGHTS APPLICABLE TO THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SET FORTH IN THE ARTICLES OF THE CORPORATION AS FILED WITH THE STATE OF MONTANA, OFFICE OF THE SECRETARY OF STATE, ALL THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A STATEMENT OR SUMMARY OF: THE DESIGNATIONS, PREFERENCES, RESTRICTIONS, LIMITATIONS AND RELATIVE RIGHTS APPLICABLE TO EACH CLASS OF SHARES THE CORPORATION IS AUTHORIZED TO ISSUE; THE VARIATIONS IN PREFERENCES, RESTRICTIONS, LIMITATIONS AND RELATIVE RIGHTS DETERMINED FOR EACH SERIES OF SHARES WITHIN A CLASS; AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR ANY EXISTING OR FUTURE CLASS OR SHARES.
          (g) The Corporation shall deliver or make available, by hardcopy or electronic transmission, (i) to each holder of record of Series A Preferred Stock each Report on Form 10-K or Form 10-KSB and Form 10-Q or Form 10-QSB, if any, prepared by the Corporation and filed with the Securities and Exchange Commission in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) within 10 Business Days after the filing thereof or (ii) if the Corporation is (a) not then subject to Section 13 or 15(d) of the Exchange Act (a “Private Entity”) or (b) exempt from reporting pursuant to Rule 12g3-2(b) thereunder, to each holder of record of Series A Preferred Stock and prospective transferees of each such holder, upon request, the information required by Rule 144A(d)(4) under the Securities Act. Notwithstanding the foregoing, so long as the Corporation is (i) a Private Entity that, on the Issue Date, is required to provide audited consolidated financial statements to its primary regulatory authority, (ii) a Private Entity that, on the Issue Date, is not required to provide audited consolidated financial statements to its primary regulatory authority but subsequently becomes subject to the audited consolidated financial statement reporting requirements of that regulatory authority or (iii) subject to Section 13 or 15(d) of the Exchange Act on the Issue Date or becomes so subject after the date hereof but subsequently becomes a Private Entity, then, within 90 days after the end of each fiscal year, beginning with the fiscal year in which the shares were originally issued if the Corporation was then subject to (x) Section 13 or 15(d) of the Exchange Act or (y) audited consolidated financial statement reporting requirements of its primary regulatory authority or, otherwise, the earliest fiscal year in which the Corporation becomes subject to (1) Section 13 or 15(d) of the Exchange Act or (2) the audited consolidated financial statement reporting requirements of its primary regulatory authority, the Corporation shall deliver, by hardcopy or electronic transmission, to each holder of record of Series A Preferred Stock, unless otherwise provided pursuant to the preceding sentence, (A) a copy of the Corporation’s audited consolidated financial statements (including balance sheet and income statement) covering the related annual period and (B) the report of the independent accountants with respect to such financial statements.
          (h) If and so long as the Corporation has actual knowledge that First Western, or its successor, is a beneficial owner of shares of Series A Preferred Stock, the Corporation will cause copies of its reports on Form FR Y-9C and Form FR Y-9LP to be delivered or made available, by hardcopy or electronic transmission, to such beneficial owner promptly following their filing with the applicable regulatory authority.

PROXY

First Interstate BancSystem, Inc.
401 North 31st Street
P.O. Box 30918
Billings, Montana 59116-0918
     This proxy is solicited on behalf of the Board of Directors of First Interstate BancSystem, Inc. (“FIBS”).
The undersigned hereby appoints THOMAS W. SCOTT, or LYLE R. KNIGHT, proxy of the undersigned, with full power of substitution, to vote all shares of common stock of FIBS held by the undersigned as of the close of business on February 17, 2010 (the “Record Date”) at a Special Meeting of Shareholders of FIBS to be held on Friday, March 5, 2010, at 8:00 a.m., Mountain Time, at First Interstate Bank, Lower Level Conference Room, 401 No. 31st Street, Billings, Montana 59101, or at any adjournment thereof for the following purpose:
1.
To approve an amendment to the Restated Articles of Incorporation of FIBS to recapitalize our common stock as follows: (i) redesignate our existing common stock as Class B common stock, with five votes per share, which upon transfer, except for certain permitted transfers, would automatically convert into shares of Class A common stock; (ii) increase the number of authorized shares of Class B common stock to 100,000,000 shares; and (iii) create a new class of common stock designated as Class A common stock, with one vote per share, consisting of 100,000,000 shares.

Please mark only one of the following options:

For Approval

Against Approval

Abstain

2.	To approve an amendment to the Restated Articles of Incorporation of FIBS to effect a forward stock split ranging from 3:1 to 5:1 shares of Class B common stock.
Please mark only one of the following options:

For Approval

Against Approval

Abstain

3.
To approve an amendment to the Restated Articles of Incorporation of FIBS to require the approval of the greater of (a) a majority of the voting power of the issued and outstanding shares of capital stock then entitled to vote on such transaction, voting together as a single class, and (b) 66 2/3% of the voting power of the shares of capital stock present in person or represented by proxy at a shareholder meeting called to consider such transaction, and entitled to vote thereon, voting together as a single class, to effect any change of control transaction.

Please mark only one of the following options:

For Approval

Against Approval

Abstain

4.
To approve an amendment to the Restated Articles of Incorporation of FIBS, consistent with other public companies, to limit the personal liability of directors to the fullest extent permitted by Montana law.

Please mark only one of the following options:

For Approval

Against Approval

Abstain

5.	To approve an amendment to the Restated Articles of Incorporation of FIBS to provide for indemnification of FIBS’ directors and officers to the fullest extent permitted by Montana law.

Please mark only one of the following options:

For Approval

Against Approval

Abstain

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is indicated with respect to a proposed amendment to FIBS’ Restated Articles of Incorporation, the shares represented by this Proxy will be voted at the meeting “FOR” approval of such proposed amendment.
The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, the Notice of Internet Availability of Proxy Materials and the Annual Report on Form 10-K for the fiscal year ended December 31, 2009 furnished therewith. The undersigned hereby revokes any proxies given prior to the date reflected below.
Please sign exactly as your name appears below. When signing as attorney, executor, administrator, trustee, guardian, or corporate official, please add your title.

Dated:	, 2010

«First_Name_Last_Name»

Shares owned as of Record Date: «Number_of_Shares»

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.

SAVINGS AND PROFIT SHARING PLAN
FOR EMPLOYEES OF FIRST INTERSTATE BANCSYSTEM, INC.

DIRECTION AND AUTHORIZATION TO VOTE SHARES OF
FIRST INTERSTATE BANCSYSTEM, INC. STOCK

This Direction and Authorization to vote shares constitutes a proxy that is being solicited on behalf of First Interstate Bank as Trustee of the 401(k) Plan (as defined below).
The undersigned member (“Plan Member”) of the Savings and Profit Sharing Plan for Employees of First Interstate BancSystem, Inc. (“401(k) Plan”) hereby authorizes and directs First Interstate Bank Wealth Management, Trustee of the 401(k) Plan, or its designated agent or proxy, to vote all shares of common stock of First Interstate BancSystem, Inc. (“FIBS”) held for the account of the undersigned as of the close of business on February 17, 2010 (the “Record Date”), as the undersigned’s proxy, at a Special Meeting of Shareholders of FIBS to be held on Friday, March 5, 2010, at 8:00 a.m., Mountain Time, at First Interstate Bank, Lower Level Conference Room, 401 No. 31st Street, Billings, Montana 59101, or at any adjournment thereof for the following purpose:
1.
To approve an amendment to the Restated Articles of Incorporation of FIBS to recapitalize our common stock as follows: (i) redesignate our existing common stock as Class B common stock, with five votes per share, which upon transfer, except for certain permitted transfers, would automatically convert into shares of Class A common stock; (ii) increase the number of authorized shares of Class B common stock to 100,000,000 shares; and (iii) create a new class of common stock designated as Class A common stock, with one vote per share, consisting of 100,000,000 shares.

Please mark only one of the following options:

For Approval

Against Approval

Abstain

2.	To approve an amendment to the Restated Articles of Incorporation of FIBS to effect a forward stock split ranging from 3:1 to 5:1 shares of Class B common stock.

Please mark only one of the following options:

For Approval

Against Approval

Abstain

3.
To approve an amendment to the Restated Articles of Incorporation of FIBS to require the approval of the greater of (a) a majority of the voting power of the issued and outstanding shares of capital stock then entitled to vote on such transaction, voting together as a single class, and (b) 66 2/3% of the voting power of the shares of capital stock present in person or represented by proxy at a shareholder meeting called to consider such transaction, and entitled to vote thereon, voting together as a single class, to effect any change of control transaction.

Please mark only one of the following options:

For Approval

Against Approval

Abstain

4.	To approve an amendment to the Restated Articles of Incorporation of FIBS, consistent with other public companies, to limit the personal liability of directors to the fullest extent permitted by Montana law.

Please mark only one of the following options:

For Approval

Against Approval

Abstain

5.	To approve an amendment to the Restated Articles of Incorporation of FIBS to provide for indemnification of FIBS’ directors and officers to the fullest extent permitted by Montana law.

Please mark only one of the following options:

For Approval

Against Approval

Abstain

This Direction and Authorization to Vote Shares when properly executed will be voted in the manner directed herein by the undersigned Plan Member. If no direction is indicated, the shares represented by this Direction and Authorization to Vote Shares will be voted at the meeting in accordance with the voting instructions received from a majority of the Plan Members.
The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, the Notice of Internet Availability of Proxy Materials and the Annual Report on Form 10-K for the fiscal year ended December 31, 2009 furnished therewith. The undersigned hereby revokes any authorization given prior to the date reflected below.
Please sign exactly as your name appears below. When signing as attorney, executor, administrator, trustee, guardian, or corporate official, please add your title.

Dated:	, 2010

«First_Name_Last_Name»

Shares owned as of Record Date: «Number_of_Shares»

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND PROMPTLY RETURN THIS DIRECTION AND AUTHORIZATION TO VOTE SHARES IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.